Exhibit 10.13

DATED 14 FEBRUARY 2014

(1)	THE COMPANIES LISTED IN SCHEDULE 1
(as Original Buyers)

(2)	THE COMPANIES LISTED IN SCHEDULE 2
(as New Buyers)

(3)	METROSTAR MANAGEMENT CORP.

(4)	DIAMOND S SHIPPING GROUP, INC.

OVERALL AGREEMENT

THIS AGREEMENT is made on 14 February 2014

AMONG:

1.	The Original Buyers as set out and defined in Schedule 1;

2.	The New Buyers as set out and defined in Schedule 2;

3.	Metrostar Management Corp., a corporation incorporated and registered in Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia, (“Metrostar”); and

4.	Diamond S Shipping Group, Inc., a company incorporated and registered in the Marshall Islands, and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960, (“DSM”)

(each a “Party” and together, “Parties”).

WHEREAS:

(A)	Each of the Original Buyers has entered into a shipbuilding contract with the Builder (as defined below) in relation to the construction of a 50,300 DWT product oil/chemical tanker (as further specified below, “Shipbuilding Contracts”).

(B)	The Original Buyers have entered into a supervision agreement with SeaQuest (as defined below) in relation to the supervision of the construction of the vessels under the Shipbuilding Contracts (as further specified below, “Supervision Agreement”).

(C)	This Agreement sets out the terms and conditions on which the Original Buyers have agreed to novate to the New Buyers each of the Shipbuilding Contracts and the Supervision Agreement such that the New Buyers shall be the ‘buyers’ under the relevant Shipbuilding Contracts and shall be the ‘owners’ under the Supervision Agreement.

NOW THEREFORE for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by the Parties, the Parties agree as follows:

1.	INTERPRETATION AND DEFINITIONS

1.1	In this Agreement (including, but not limited to, its recitals) unless the context requires otherwise, capitalised words and expressions shall have the following meanings:

“Affiliate” means in respect of each Party, any Person that Controls, is Controlled by or is under the Control of the relevant Person;

“Banking Days” means any day (other than a Saturday or Sunday) on which banks are open for business of the nature required by this Agreement in London, Athens, and New York ;

“Builder” means SPP Shipbuilding Co., Ltd., a corporation incorporated and existing under the laws of the Republic of Korea, having its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea;

“Conditions Precedent” has the meaning ascribed to it in Clause 5.2;

“Consideration” means the total consideration payable for the transfer of all Metrostar’s and all the Original Buyers’ respective interests, title and obligations to DSM and/or the New Buyers (as appropriate) under the Shipbuilding Contracts, the issued Refund Guarantees and the Supervision Agreement being:

a)	if prior to the Effective Time the S-1183 Refund Guarantee has not been issued and the First Instalment of the Contract Price (as defined in the S-1183 Contract) has not been paid to the Builder pursuant to Article II of the S-1183 Contract, United States Dollars Sixty One Million Ninety One Thousand (US$ 61,091,000); or

b)	if prior to the Effective Time the S-1183 Refund Guarantee has been issued and the First Instalment of the Contract Price (as defined in the S-1183 Contract) has been paid to the Builder pursuant to Article II of the S-1183 Contract, United States Dollars Sixty Four Million Six Hundred Thirty Eight Thousand (US$ 64,638,000);

“Control” means, in relation to a Person, any of the following and the terms “Controlling”, “Controlled” and other derivatives of “Control” shall be construed accordingly;

(a)	having directly or indirectly the ability to direct or procure the direction of the management and policies of that Person, whether through the ownership of shares, by contract or otherwise;

(b)	having the right, directly or indirectly, to appoint or remove directors holding a majority of the voting rights exercisable at a meeting of the board of directors (or the equivalent) of that Person, by contract or otherwise; or

(c)	holding or controlling, directly or indirectly, a majority of the voting rights exercisable at shareholder meetings (or the equivalent) of that Person;

“DSM Group” means DSM and its Affiliates (including, but not limited to, the New Buyers) from time to time;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by Metrostar (for and on behalf of itself and the Original Buyers), DSM (for and on behalf of itself and the New Buyers), the Builder and SeaQuest in the form and on the terms of Schedule 4;

“Hulls” means together Hull No. S-1177, Hull No. S-1178, Hull No. S-1183, Hull No. S-1184, Hull No. S-5130, Hull No. S-5131, Hull No. S-5132, Hull No. S-5133, Hull No. S-5134, and Hull No. S-5135 (and each a “Hull”).

“Hull No. S-1177” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-1177;

“Hull No. S-1178” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-1178;

“Hull No. S-1183” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-1183;

“Hull No. S-1184” means the 50,300 DWT Product Oil/Chemical Tanker with  Builder’s Hull No. S-1184;

“Hull No. S-5130” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5130;

“Hull No. S-5131” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5131;

“Hull No. S-5132” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5132;

“Hull No. S-5133” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5133;

“Hull No. S-5134” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5134;

“Hull No. S-5135” means the 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5135;

“Initial Extras” means the initial extras as agreed between the relevant Original Buyer and the Builder up to and including the Effective Time for each Hull as set out in Column (2) of Schedule 6 and a copy of the full text of which is attached at Schedule 9 (“Full Text of Initial Extras”);

“Initial Extras Costs” means the cost of the Initial Extras for each Hull as set out in Column (3) of Schedule 6;

“IPO” means the listing of all or a portion of the authorised shares (irrespective of their class or category) issued, or to be issued, by Diamond S Shipping Group, Inc. on the New York Stock Exchange in the United States of America.

“KEXIM” means the Export-Import Bank of Korea, with its business address at SME Ship Finance Department, 38 Eunhaeng-ro (16-1, Yeouido-dong), Yeongdeungpo-gu, Seoul 150-996, Korea;

“KEXIM Confirmations” means together the S-1184 RG Confirmation, the S-5130 RG Confirmation and the S-5131 RG Confirmation (and each a “KEXIM Confirmation”);

“Kookmin” means Kookmin Bank, with its business address at 102-2, Dongseong-Dong, Masanhappo-Gu, Changwon-City, Gyeongna M, Korea;

“Longstop Date” means 28 March 2014;

“Metrostar Group” means Metrostar and its Affiliates (including, but not limited to, the Original Buyers) from time to time;

“New Buyers” means together those parties as set out and defined in Schedule 2 (and each a “New Buyer”);

“Original Buyers” means together those parties as set out and defined in Schedule 1 (and each an “Original Buyer”);

“Payment Schedule” means the summary of the payment obligations (and the status of the payments by the Original Buyers) under the Shipbuilding Contracts as set out at Schedule 8.

“Plan Approval Extras” means the plan approval extras as agreed up to the Effective Time between the relevant Original Buyer and the Builder for each Hull as set out in Column (2) of Schedule 7;

“Plan Approval Extras Costs” means the cost of the Plan Approval Extras for each Hull as set out in Column (3) of Schedule 7;

“Refund Guarantees” means together the S-1177 Refund Guarantee, the S-1178 Refund Guarantee, , the S-1184 Refund Guarantee, the S-5130 Refund Guarantee, the S-5131 Refund Guarantee, the S-5132 Refund Guarantee, the S-5133 Refund Guarantee, the S-5134 Refund Guarantee, the S-5135 Refund Guarantee and, if issued, the S-1183 Refund Guarantee (and each a “Refund Guarantee”);

“Refund Guarantors” means together KEXIM, Kookmin, Shinhan and Woori (and each a “Refund Guarantor”);

“RG Confirmations” means together the S-1178 RG Confirmation, the Shinhan Confirmation, the KEXIM Confirmations and the Woori Confirmations, and, if the S-1183 Refund Guarantee is issued, the S-1183 RG Confirmation (and each of the S-1178 RG Confirmation, the Shinhan Confirmation, each KEXIM Confirmation, each Woori Confirmation and the S-1183 RG Confirmation, an “RG Confirmation”);

“S-1177 Contract” means the shipbuilding contract dated 2 August 2013 (as amended and supplemented from time to time up to the Effective Time) between Carina (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-1177 by the Builder to Carina;

“S-1177 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-1177 Buyer and Carina pursuant to which the S-1177 Contract shall be novated from Carina (as the original buyer) to the New S-1177 Buyer (as the new buyer) in substantially the form and on the terms of Annex 1 (Pro-forma S-1177 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-1177 Refund Guarantee” means the refund guarantee no. 1372800022180179 issued on 16 September 2013 by Woori to Carina as security for the repayment obligations of the Builder;

“S-1177 RG Confirmation” means the amendments to, and confirmation of validity of, the S-1177 Refund Guarantee given or, as the case may be, to be given, by Woori (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-1177 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-1177 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-1178 Contract” means the shipbuilding contract dated 2 August 2013 (as amended and supplemented from time to time up to the Effective Time) between Signus (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-1178 by the Builder to Signus;

“S-1178 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-1178 Buyer and Signus pursuant to which the S-1178 Contract shall be novated from Signus (as the original buyer) to the New S-1178 Buyer (as the new Buyer) in substantially the form and on the terms of Annex 2 (Pro-forma S-1178 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-1178 Refund Guarantee” means the refund guarantee no. M07141309XD00018 issued on 23 September 2013 by Kookmin to Signus as security for the repayment obligations of the Builder;

“S-1178 RG Confirmation” means the amendments to, and confirmation of validity of, the S-1178 Refund Guarantee given or, as the case may be, to be given, by Kookmin (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-1178 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-1178 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-1183 Contract” means the shipbuilding contract dated 17 October 2013 (as amended and supplemented from time to time up to the Effective Time) between Lyra (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-1183 by the Builder to Lyra;

“S-1183 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-1183 Buyer and Lyra pursuant to which the S-1183 Contract shall be novated from Lyra (as the original buyer) to the New S-1183 Buyer (as the new buyer) in substantially the form and on the terms of Annex 3 (Pro-forma S-1183 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;;

“S-1183 Refund Guarantee” means the refund guarantee issued, or as the case may be, to be issued by a Refund Guarantor to Lyra in a form and substance acceptable to the New S-1183 Buyer (such acceptance not to be unreasonably delayed or withheld) as security for the repayment obligations of the Builder;

“S-1183 RG Confirmation” means the amendments to, and confirmation of validity of, the S-1183 Refund Guarantee given or, as the case may be, to be given, by the relevant Refund Guarantor (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-1183 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-1183 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-1184 Contract” means the shipbuilding contract dated 17 October 2013 (as amended and supplemented from time to time up to the Effective Time) between Vulpecula (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-1184 by the Builder to Vulpecula;

“S-1184 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-1184 Buyer and Vulpecula pursuant to which the S-1184 Contract shall be novated from Vulpecula (as the original buyer) to the New S-1184 Buyer (as the new buyer) in substantially the form and on the terms of Annex 4 (Pro-forma S-1184 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-1184 Refund Guarantee” means the refund guarantee no. M0931312LG00406 issued on 23 December 2013 by KEXIM to Vulpecula as security for the repayment obligations of the Builder;

“S-1184 RG Confirmation” means the amendments to, and confirmation of validity of, the S-1184 Refund Guarantee given or, as the case may be, to be given, by KEXIM (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-1184 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-1184 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-5130 Contract” means the shipbuilding contract dated 14 December 2012 (as amended and supplemented from time to time up to the Effective Time) between Alsafi (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-5130 by the Builder to Alsafi;

“S-5130 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-5130 Buyer and Alsafi pursuant to which the S-5130 Contract shall be novated from Alsafi (as the original buyer) to the New S-5130 Buyer (as the new buyer) in substantially the form and on the terms of Annex 5 (Pro-forma S-5130 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-5130 Refund Guarantee” means the refund guarantee no. M0902304LG00510 issued on 4 April 2013 by KEXIM to Alsafi (as amended and supplemented by an amendment and confirmation dated 5 April 2013 and an amendment and confirmation dated 18 April 2013) as security for the repayment obligations of the Builder;

“S-5130 RG Confirmation” means the amendments to, and confirmation of validity of, the S-5130 Refund Guarantee given or, as the case may be, to be given, by KEXIM (whether by hardcopy original or SWIFT (or equivalent authenticated message))to the New S-5130 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-5130 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-5131 Contract” means the shipbuilding contract dated 14 December 2012 (as amended and supplemented from time to time up to the Effective Time) between Pavonis (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-5131 by the Builder to Pavonis;

“S-5131 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-5131 Buyer and Pavonis pursuant to which the S-5131 Contract shall be novated from Pavonis (as the original buyer) to the New S-5131 Buyer (as the new buyer) in substantially the form and on the terms of Annex 6 (Pro-forma S-5131 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-5131 Refund Guarantee” means the refund guarantee no. M0902304LG00527 issued on 4 April 2013 by KEXIM to Pavonis (as amended and supplemented by an amendment and confirmation dated 5 April 2013 and an amendment and confirmation dated 18 April 2013) as security for the repayment obligations of the Builder;

“S-5131 RG Confirmation” means the amendments to, and confirmation of validity of, the S-5131 Refund Guarantee given or, as the case may be, to be given, by KEXIM (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-5131 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-5131 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-5132 Contract” means the shipbuilding contract dated 14 December 2012 (as amended and supplemented from time to time up to the Effective Time) between Taygeta (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-5132 by the Builder to Taygeta;

“S-5132 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-5132 Buyer and Taygeta pursuant to which the S-5132 Contract shall be novated from Taygeta (as the original buyer) to the New S-5132 Buyer (as the new buyer) in substantially the form and on the terms of Annex 7 (Pro-forma S-5132 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-5132 Refund Guarantee” means the refund guarantee no. 1372900021341179 issued on 8 April 2013 by Woori to Taygeta as security for the repayment obligations of the Builder;

“S-5132 RG Confirmation” means the amendments to, and confirmation of validity of, the S-5132 Refund Guarantee given or, as the case may be, to be given, by Woori (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-5132 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-5132 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-5133 Contract” means the shipbuilding contract dated 14 December 2012 (as amended and supplemented from time to time up to the Effective Time) between Lacerta (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-5133 by the Builder to Lacerta;

“S-5133 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-5133 Buyer and Lacerta pursuant to which the S-5133 Contract shall be novated from Lacerta (as the original buyer) to the New S-5133 Buyer (as the new buyer) in substantially the form and on the terms of Annex 8 (Pro-forma S-5133 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-5133 Refund Guarantee” means the refund guarantee no. 1372500021343179 issued on 8 April 2013 by Woori to Lacerta as security for the repayment obligations of the Builder;

“S-5133 RG Confirmation” means the amendments to, and confirmation of validity of, the S-5133 Refund Guarantee given or, as the case may be, to be given, by Woori (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-5133 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-5133 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-5134 Contract” means the shipbuilding contract dated 14 December 2012 (as amended and supplemented from time to time up to the Effective Time) between Draconis (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-5134 by the Builder to Draconis;

“S-5134 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-5134 Buyer and Draconis pursuant to which the S-5134 Contract shall be novated from Draconis (as the original buyer) to the New S-5134 Buyer (as the new buyer) in substantially the form and on the terms of Annex 9 (Pro-forma S-5134 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-5134 Refund Guarantee” means the refund guarantee no. 1372100021345179 issued on 8 April 2013 by Woori to Draconis as security for the repayment obligations of the Builder;

“S-5134 RG Confirmation” means the amendments to, and confirmation of validity of, the S-5134 Refund Guarantee given or, as the case may be, to be given, by Woori (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-5134 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-5134 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“S-5135 Contract” means the shipbuilding contract dated 14 December 2012 (as amended and supplemented from time to time up to the Effective Time) between Polaris (as buyer) and the Builder for, inter alia, the design, construction, sale and delivery of Hull No. S-5135 by the Builder to Polaris;

“S-5135 Novation” means the novation agreement entered into or, as the case may be, to be entered into among the Builder, the New S-5135 Buyer and Polaris pursuant to which the S-5135 Contract shall be novated from Polaris (as the original buyer) to the New S-5135 Buyer (as the new buyer) in substantially the form and on the terms of Annex 10 (Pro-forma S-5135 Novation Agreement) or in such other form and on such other terms as the Parties may mutually agree;

“S-5135 Refund Guarantee” means the refund guarantee no. M42401303XD00018 issued on 12 March 2013 by Shinhan to Polaris as (as amended and supplemented by an amendment and confirmation dated 17 April 2013) as security for the repayment obligations of the Builder;

“S-5135 RG Confirmation” means the amendments to, and confirmation of validity of, the S-5135 Refund Guarantee given or, as the case may be, to be given, by Shinhan (whether by hardcopy original or SWIFT (or equivalent authenticated message)) to the New S-5135 Buyer in substantially the form and substance of schedule 2 (Supplemental Letter) to the S-5135 Novation (or in such other form and on such other terms as the Parties may mutually agree);

“SBC Novation Agreements” means together the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, the S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation (and each a “SBC Novation Agreement”);

“SeaQuest” means SeaQuest Marine Project Management Limited, with its principal office at 21AB, Lockhart Centre, 301-307 Lockhart Road, Hong Kong;

“Shinhan” means Shinhan Bank with its business address at Shinhan Bank Trade Center Banking Center, 159 Samsung-dong, Kangnam-gu, 135-090, Seoul, Korea;

“Shinhan Confirmation” means the S-5135 RG Confirmation.

“Shipbuilding Contracts” means together the S-1177 Contract, the S-1178 Contract, the S-1183 Contract, the S-1184 Contract, the S-5130 Contract, the S-5131 Contract, the S-5132 Contract, the S-5133 Contract, the S-5134 Contract and the S-5135 Contract (and each a “Shipbuilding Contract”);

“Supervision Agreement” means the contract for the supervision of the construction of Hull No. S-5130, Hull No. S-5131, Hull No. S-5132, Hull No. S-5133, Hull No. S-5134 and Hull No. S-5135 dated 27 March 2013, as amended and supplemented by an Addendum No. 1 dated 14 August 2013 pursuant to which the construction of Hull No. S-1177 and Hull No. S-1178 shall also be supervised by SeaQuest, and an Addendum No. 2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 pursuant to which the construction of Hull No. S-1183 and Hull No. S-1184 shall also be supervised by SeaQuest and Addendum No. 4 dated 14 January 2014, made between SeaQuest and each of the Original Buyers (represented by Metrostar);

“Supervision Novation Agreement” means the novation agreement among each of the Original Buyers, each of the New Buyers and SeaQuest pursuant to which the Supervision Agreement shall be novated from each of the Original Buyers to each of the New Buyers, to be in substantially the form and on the terms of Annex 11 (Pro-Forma Supervision Novation Agreement) or in such other form and terms as the Parties may mutually agree;

“Transaction Documents” means together the SBC Novation Agreements, the Supervision Novation Agreement, the RG Confirmations, the Effective Time Notice and any other document that the Parties agree from time to time shall be a Transaction Document for the purposes of this Agreement (and each a “Transaction Document”);

“Woori” means Woori Bank with its business address at International Trade Services Centre, 1585, Sangam-dong, Mapo-gu, Seoul, Korea; and

“Woori Confirmations” means together the S-1177 RG Confirmation, the S-5132 RG Confirmation, the S-5133 RG Confirmation and the S-5134 RG Confirmation (and each a “Woori Confirmation”).

1.2	In this Agreement, a reference to:

(a)	“writing” or “written” means any method of reproducing words in a legible and non-transitory form (excluding, for the avoidance of doubt, email);

(b)	words in the singular include the plural and vice versa and a reference to any gender includes all other genders, unless the context requires otherwise in either case;

(c)	a statutory provision (except where stated otherwise) includes a reference to the statutory provision as modified or re-enacted or both from time to time before the date of this Agreement and any subordinate legislation made under the statutory provision (as so modified or re-enacted) before the date of this Agreement;

(d)	a “Person” means any individual, partnership, association, joint stock company, joint venture, corporation, trust (including discretionary trust), limited liability company, unincorporated organisation or other enterprise, or a government, agency or political subdivision thereof;

(e)	a reference to a Clause, Annex or Schedule is, unless the context otherwise requires, a reference to a clause, annex or schedule of this Agreement;

(f)	any agreement is a reference to that agreement and all of its exhibits;

(g)	references to “taxes” include all present and future income, corporation and value-added taxes and all stamp and other taxes, duties, levies, imposts, deductions, charges and withholdings whatsoever, together with interest thereon and penalties with respect thereto, if any, and any payments of principal, interest, charges, fees or other amounts made on or in respect thereof, and references to “tax” and “taxation” shall be construed accordingly;

(h)	any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, court, official or any legal concept or thing shall, in respect of any jurisdiction other than England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term and to any English statute shall be construed so as to include equivalent or analogous laws of any other jurisdiction.

1.3	The Schedules and Annexes form an integral part of this Agreement.

1.4	General words shall not be given a restrictive meaning by reason of their being preceded or followed by words indicating a particular class of acts, matters or things or by examples falling within the general words. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.5	The headings in this Agreement are inserted for convenience only and do not affect its construction or interpretation.

2.	RELATIONSHIP WITH TRANSACTION DOCUMENTS

2.1	This Agreement shall be read in conjunction with the Transaction Documents. In the event of any contradiction or conflict between the terms of this Agreement and any of the Transaction Documents, the terms of this Agreement shall (as among the Parties) take precedence over the terms and conditions of the relevant Transaction Document(s).

2.2	This Agreement is the ‘Overall Agreement’ as referred to in the Transaction Documents.

3.	CONTRACT AND REFUND GUARANTEE TRANSFER

3.1	With effect from the Effective Time and on and subject to the terms and conditions of this Agreement, the SBC Novation Agreements and the Supervision Novation Agreement, the Original Buyers and Metrostar agree to sell and transfer, and DSM and the New Buyers agree to buy and accept (or as the case may be, agrees to procure the due performance of each New Buyer of such New Buyer’s obligations under each Transaction Document to which such New Buyer shall be a party to from time to time) the legal and beneficial title, interests and obligations of Metrostar and the Original Buyers under and in accordance with the Shipbuilding Contracts, the Refund Guarantees and the Supervision Agreement.

3.2	Immediately following execution of this Agreement:

(a)	each New Buyer shall, and DSM shall procure that each New Buyer shall, execute the SBC Novation Agreement to which such New Buyer is to be a party. To the extent that any New Buyer does not execute the SBC Novation Agreement to which such New Buyer is to be a party, DSM shall enter into the relevant SBC Novation Agreement in place of such New Buyer;

(b)	each Original Buyer shall execute the SBC Novation Agreement to which such Original Buyer is to be a party;

(c)	Metrostar and/or the Original Buyers shall use all reasonable endeavours to procure that the Builder shall execute an SBC Novation Agreement in respect of each of the Shipbuilding Contracts (and DSM and/or the New Buyers shall provide such information and documents as the Builder may reasonably request with regard to DSM and the New Buyers in connection with the requested novations);

(d)	Metrostar and/or the Original Buyers shall use all reasonable endeavours to procure that the Refund Guarantors shall issue the RG Confirmations (and DSM and/or the New Buyers shall provide such information and documents as the Refund Guarantors may reasonably request with regard to DSM and the New Buyers in connection with the requested RG Confirmations);

(e)	each New Buyer shall, and DSM shall procure that each New Buyer shall, execute the Supervision Novation Agreement (and DSM and/or the New Buyers shall provide such information and documents as SeaQuest may reasonably request with regard to DSM and the New Buyers in connection with the requested novation);

(f)	each Original Buyer shall execute the Supervision Novation Agreement; and

(g)	Metrostar and/or the Original Buyers shall use all reasonable endeavours to procure that SeaQuest shall execute the Supervision Novation Agreement.

3.3	For the avoidance of any doubt, the term “all reasonable endeavours” within this Clause 3 and Clause 5.1 shall not include any obligation on the part of Metrostar and/or any Original Buyer to incur any financial cost and/or expenditure and/or liability to any other Party and/or to any Refund Guarantor and/or the Supervisor.

3.4	Immediately upon execution of the Effective Time Notice by the Builder, SeaQuest, Metrostar and DSM, DSM shall pay the Consideration to Metrostar in accordance with Clauses 3.5 and 3.6.

3.5	The Consideration shall be paid immediately to such account or accounts as Metrostar may nominate and immediately upon such payment, the Consideration shall be deemed to be apportioned among, and paid to, the Original Buyers by DSM and the New Buyers as follows;

(a)	if prior to the Effective Time the S-1183 Refund Guarantee has not been issued and the First Instalment of the “Contract Price” (as defined in the S-1183 Contract) has not been paid to the Builder pursuant to Article II of the S-1183 Contract, in accordance with the apportionment as set out in Schedule 3 Part A (Apportionment of the Consideration: S-1183 Refund Guarantee not issued prior to Effective Time). or

(b)	if prior to the Effective Time the S-1183 Refund Guarantee has been issued and the First Instalment of the “Contract Price” (as defined in the S-1183 Contract) has been paid to the Builder pursuant to Article II of the S-1183 Contract, in accordance with the apportionment as set out in Schedule 3 Part B (Apportionment of the Consideration: S-1183 Refund Guarantee issued prior to Effective Time).

3.6	Any payment of the Consideration shall be made without setoff, counterclaim, deduction or withholding for or on account of any taxes, duties or charges whatsoever unless DSM is compelled by law to deduct or withhold the same. In the latter event DSM shall make the minimum deduction or withholding permitted and shall pay such additional amounts as may be necessary in order that the aggregate net amount received by Metrostar after such deductions or withholdings shall be equal to the amount which would have been received had such deduction or withholding not been required to be made.

4.	PLAN APPROVAL

4.1	The Parties agree that Metrostar and each of the Original Buyers are responsible for payment of the Plan Approval Extras Costs. At the Effective Time, DSM or its nominee(s) shall assume, and Metrostar and each of the Original Buyers shall be released from, all responsibility and obligations in relation to the plan approval procedure (as such procedure is referred to for the Hulls in Article IV of the Shipbuilding Contracts) save for, without limitation, the obligation to pay the Builder for the Plan Approval Extras for each Hull. The Parties agree that any plan approval extras costs which are incurred or agreed after the Effective Time and are not set out in Schedule 7 of this Agreement, shall be for the New Buyers’ account.

4.2	As soon as practicable after the Effective Time and in any event within five (5) Banking Days of the Effective Time, Metrostar shall (subject to any confidentiality provisions which restrict disclosure of any correspondence or agreements) provide DSM with a copy of all correspondence between Metrostar and its sub-contractors and/or the Builder.

4.3	Immediately after the Effective Time (or such other later time as Metrostar and DSM may mutually agree), Metrostar shall deliver the following documents to DSM:

(a)	the original Refund Guarantees (to the extent that such originals exist) with all amendments, restatements and/or addenda thereto;

(b)	the original Shipbuilding Contracts (save for the S-5131 Contract, which shall be delivered as an original certified copy only) including all amendments and/or addenda thereto;

(c)	the original Supervision Agreement, including all amendments and /or addenda thereto.

For the avoidance of any doubt the delivery of documents under this Clause 4.3 shall take place at the offices of Metrostar as set out in Clause 12.4 (Notices) or such other place as Metrostar and DSM may mutually agree.

5.	EFFECTIVE TIME NOTICE

5.1	No later than three (3) Banking Days after each of the Conditions Precedent have been satisfied or waived Metrostar (for and behalf of itself and each of the Original Buyers) and DSM (for and behalf of itself and each of the New Buyers) shall execute the Effective Time Notice, and Metrostar shall use all reasonable endeavours to procure that SeaQuest and the Builder shall execute the Effective Time Notice.

5.2	The respective obligations of Metrostar and DSM to execute the Effective Time Notice are in all respects conditional on the following conditions precedent (“Conditions Precedent”) being satisfied or expressly waived:

(a)	an IPO;

(b)	due execution of the S-1177 Novation by the Builder, Carina and the New S-1177;

(c)	due execution of the S-1178 Novation by the Builder, Signus and the New S-1178 Buyer;

(d)	due execution of the S-1183 Novation by the Builder, Lyra and the New S-1183 Buyer;

(e)	due execution of the S-1184 Novation by the Builder, Vulpecula and the New S-1184 Buyer;

(f)	due execution of the S-5130 Novation by the Builder, Alsafi and the New S-5130 Buyer;

(g)	due execution of the S-5131 Novation by the Builder, Pavonis and the New S-5131 Buyer;

(h)	due execution of the S-5132 Novation by the Builder, Taygeta and the New S-5132 Buyer;

(i)	due execution of the S-5133 Novation by the Builder, Lacerta and the New S-5133 Buyer;

(j)	due execution of the S-5134 Novation by the Builder, Draconis and the New S-5134 Buyer;

(k)	due execution of the S-5135 Novation by the Builder, Polaris and the New S-5135 Buyer;

(l)	receipt by the New S-1177 Buyer (with a copy to Metrostar) of the S-1177 RG Confirmation;

(m)	receipt by the New S-1178 Buyer (with a copy to Metrostar) of the S-1178 RG Confirmation;

(n)	receipt by the New S-1184 Buyer (with a copy to Metrostar) of the S-1184 RG Confirmation;

(o)	receipt by the New S-5130 Buyer (with a copy to Metrostar) of the S-5130 RG Confirmation;

(p)	receipt by the New S-5131 Buyer (with a copy to Metrostar) of the S-5131 RG Confirmation;

(q)	receipt by the New S-5132 Buyer (with a copy to Metrostar) of the S-5132 RG Confirmation;

(r)	receipt by the New S-5133 Buyer (with a copy to Metrostar) of the S-5133 RG Confirmation;

(s)	receipt by the New S-5134 Buyer (with a copy to Metrostar) of the S-5134 RG Confirmation;

(t)	receipt by the New S-5135 Buyer (with a copy to Metrostar) of the S-5135 RG Confirmation;

(u)	receipt by DSM (with a copy to Metrostar) of the Supervision Novation Agreement executed by each of the New Buyers, SeaQuest and each of the Original Buyers;

(v)	satisfaction of the due diligence items as set out at Annex 14 of this Agreement; and

(w)	subject always to Clause 5.3, receipt by the New S-1183 Buyer (with a copy to Metrostar) of the S-1183 RG Confirmation.

5.3	If the S-1183 Refund Guarantee has not been issued by a Refund Guarantor and received by Lyra prior to the Effective Time, DSM and each of the New Buyers shall be deemed to have unconditionally and irrevocably waived any requirement for the receipt by the New S-1183 Buyer of the S-1183 Confirmation.

5.4	Each Party shall use its reasonable endeavours to (and, as the case may be, DSM shall procure that each New Buyer shall use its reasonable endeavours) to co-operate with the other Parties, and provide as soon as reasonably practicable in the circumstances such assistance and information as is reasonably requested in writing by any other Party in order to achieve satisfaction of the Conditions Precedent as soon as practicable after the date of this Agreement and in any event not later than the Longstop Date.

6.	EFFECTIVENESS

6.1	This Agreement shall become effective upon signature of this Agreement by all the Parties. In the event that the Effective Time Notice is not executed by the Builder, Metrostar and DSM on or before the Longstop Date or such later period as may be agreed among the Parties, this Agreement shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	CONFIDENTIALITY

7.1	The Parties agree that this Agreement, the Transaction Documents and all related documents and the terms of those documents are confidential (the “Confidential Information”) and that the Parties will use their respective best endeavours to maintain that confidentiality. The Parties may disclose materials covered by this Clause to their professional advisors, their bankers or other financiers, to their group companies as necessary and to any regulatory or other bodies including, but not limited to, the Securities & Exchange Commission, as required as part of the IPO (each a “Recipient”) and as required by any applicable law or to enforce this Agreement. The Recipient may disclose the Confidential Information to employees, agents, officers, advisers and other representatives of the Recipient (the “Representatives”) who need to know this Confidential Information for the purpose of enabling operation of the subject transaction, provided that:

(a)	the Party responsible for the disclosure informs its Representatives of the confidential nature of the Confidential Information before disclosure; and

(b)	the Recipient procures written confirmation that its Representatives shall, in relation to any Confidential Information disclosed to them, comply with the confidentiality provisions of this Clause as though they were a Party and subject to its terms.

8.	WRONG POCKETS

8.1	To the extent that DSM and/or a Person in the DSM Group receives any refund, damages and/or payment arising from or in connection with any Shipbuilding Contract and/or any Refund Guarantee from any third party (or would have received any such payment, but for any set-off, counterclaim or credit or similar action having been effected against that refund, damages and/or payment) after the date of this Agreement, but before the Effective Time, which according to the terms of the relevant Shipbuilding Contract (as amended and supplemented from time to time up to the Effective Time, but not including the relevant SBC Novation Agreement) and/or the relevant Refund Guarantee (as amended and supplemented from time to time up to the Effective Time) and/or the Supervision Agreement (as amended and supplemented from time to time up to the Effective Time, but not including the Supervision Novation Agreement) is rightly attributable to Metrostar, or any Person in the Metrostar Group, DSM shall, and, as the case may be, shall procure that the relevant Person in the DSM Group shall, account to Metrostar and/or the relevant Person in the Metrostar Group for such refund and/or payment (or an amount equal to the amount that would have been received but for set-off, counterclaim or credit or similar action) forthwith to Metrostar and/or the relevant person in the Metrostar Group at such account as Metrostar may nominate. At any time that DSM and/or a Person in the DSM Group holds or controls such received refund, damages and/or payment DSM shall, and as the case may be shall procure that the relevant Person in the DSM Group shall, hold such received refund, payments and/or damages on trust for Metrostar and/or the relevant Person in the Metrostar Group.

8.2	To the extent that Metrostar and/or a Person in the Metrostar Group receives any refund, damages and/or payment arising from or in connection with any Shipbuilding Contract and/or any Refund Guarantee from any third party (or would have received any such payment, but for any set-off, counterclaim or credit or similar action having been effected against that refund, damages and/or payment) after the Effective Time which according to the terms of the relevant Shipbuilding Contract (as amended and supplemented from time to time) and/or the relevant Refund Guarantee (as amended and supplemented from time to time) and/or the Supervision Agreement (as amended and supplemented from time to time), is rightly attributable to DSM, or any Person in the DSM Group, Metrostar shall, and, as the case may be, shall procure that the relevant Person in the Metrostar Group shall, account to DSM and/or the relevant Person in the DSM Group for such refund and/or payment (or an amount equal to the amount that would have been received but for set-off, counterclaim or credit or similar action) forthwith to DSM and/or the relevant person in the DSM Group at such account as DSM may nominate. At any time that Metrostar and/or a Person in the Metrostar Group holds or controls such received refund, damages and/or payment Metrostar shall, and as the case may be shall procure that the relevant Person in the Metrostar Group shall, hold such received refund, payments and/or damages on trust for DSM and/or the relevant Person in the DSM Group.

9.	REPRESENTATIONS AND WARRANTIES

9.1	On the date of this Agreement and on the date any Transaction Document is executed by Metrostar and/or an Original Buyer, each of Metrostar and each Original Buyer represents to each of DSM and each New Buyer that:

(a)	it is a company duly organised, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has corporate existence and the capacity to sue or be sued in its own name, and has the power to own the property and assets that it presently owns and to continue to conduct the business it presently conducts;

(b)	it has power to enter into this Agreement and any Transaction Document to which it is, or shall be, a party and has taken all necessary corporate and other action required to authorise the execution and delivery of this Agreement and /or any Transaction Document to which it is, or shall be, a party and its performance according to the terms of this Agreement and/or such Transaction Document;

(c)	the execution and delivery of this Agreement and any Transaction Document to which it is, or shall be, a party and its performance according to the terms of this Agreement and/or such Transaction Document do not and will not:

(i)	contravene its articles of association (or equivalent constitutional documents) or;

(ii)	violate any law to which it is subject; or

(iii)	result in a breach of, or default under, any agreement, instrument or arrangement to which it is a party or which is binding upon it or any of its assets;

(d)	the Builder has been notified of the proposed novation of each Shipbuilding Contract by the respective Original Buyer to the respective New Buyer and has provided its written consent, a copy of which written consent is attached at Schedule 5 (Consent Letter From Builder).

(e)	the copies of the Shipbuilding Contracts and the Refund Guarantees delivered by the Original Buyers to DSM and/or the New Buyers are true and complete copies of the originals of such documents and, save as otherwise disclosed, there have been no amendments or variations thereof thereunder;

(f)	any and all payments made by Metrostar and/or each Original Buyer to the Builder pursuant to the Shipbuilding Contracts have complied in all respects with the terms and conditions of the relevant Shipbuilding Contract and the relevant Refund Guarantee;

(g)	The Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyers) under the Shipbuilding Contracts.

(h)	the “Buyers’ Supplied Items” list, a copy of which is attached at Annex 12, is correct and complete and that no other “Buyer’s Supply” has been agreed with the Builder, over and above those items listed in the “Buyers’ Supplied Items” list;

(i)	the “Makers List”, a copy of which is attached at Annex 13, is correct and complete;

(j)	the Initial Extras and the Initial Extras Costs are correct and complete and are included in the “Contract Price” (as defined in Article II.1 of the relevant Shipbuilding Contract) for each Hull;

(k)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete;

(l)	each Refund Guarantor has or will be notified of the intended assignment of the Refund Guarantees issued by them.

9.2	At the Effective Time, each of Metrostar and each Original Buyer represents to each of DSM and each New Buyer that:

(a)	no rebates, warranties and spare parts have accrued to Metrostar and/or the Original Buyers prior to the Effective Time;

(b)	to the extent possible any and all, warranties and spare parts of whatsoever nature due from the Builder and/or the “Makers List” suppliers are for the account of DSM and/or the New Buyers;

(c)	Metrostar and each Original Buyer will respectively make reasonable endeavours to assign to the respective New Buyer any rebates negotiated to suppliers on the Makers List (as attached at Annex 13); and

(d)	the documents set out at Schedule 10 to this Agreement and such documents as may be provided in accordance with Clause 5.2 (v), which relate to the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete.

9.3	On the date of this Agreement and on the date any Transaction Document is executed by DSM and/or a New Buyer , each of DSM and each New Buyer represents to each Original Buyer and to Metrostar that:

(a)	it is a company duly organised, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has corporate existence and the capacity to sue or be sued in its own name, and has the power to own the property and assets that it presently owns and to continue to conduct the business it presently conducts;

(b)	it has power to enter into this Agreement and any Transaction Document to which it is, or shall be, a party and has taken all necessary corporate and other action required to authorise the execution and delivery of this Agreement and /or any Transaction Document to which it is, or shall be, a party and its performance according to the terms of this Agreement and/or such Transaction Document;

(c)	the execution and delivery of this Agreement and any Transaction Document to which it is, or shall be, a party and its performance according to the terms of this Agreement and/or such Transaction Document do not and will not:

(i)	contravene it’s articles of association (or equivalent constitutional documents) or;

(ii)	violate any law to which it is subject; or

(iii)	result in a breach of, or default under, any agreement, instrument or arrangement to which it is a party or which is binding upon it or any of its assets.

10.	INVALIDITY

10.1	In the event that any term or condition of this Agreement is rendered or declared illegal, invalid or unenforceable in whole or in part by any statute, rule or regulation or any decision of any court or tribunal of competent jurisdiction then such determination or declaration shall not affect the validity of the other terms and conditions of this Agreement and the Transaction Documents which will remain in full force and effect and each Party undertakes to each of the other Parties to execute (and in the case of DSM, undertakes to each other Party to procure that each New Buyer executes) such further document or documents as such other Parties may reasonably require to give effect to the terms and conditions of this Agreement and the Transaction Documents.

11.	COSTS AND EXPENSES

11.1	Except as otherwise stated in this Agreement, each Party shall be responsible for its own costs and expenses (and in respect of any New Buyer, DSM shall be responsible for the costs and expenses of such New Buyer), including the fees of its financial advisers, legal counsel and accountants, in relation to the preparation, negotiation and execution of this Agreement and the Transaction Documents.

12.	NOTICES

12.1	Any notice given under this Agreement and/or any Transaction Document to DSM and/or any New Buyer by Metrostar and/or any Original Buyer shall be deemed to be a notice given to both DSM and all relevant New Buyers to which such notice may relate.

12.2	For the purposes of Clause 12.1, any notice given by, or to be received by, Metrostar and/or any Original Buyer, as the case may be, be deemed to have been given by, or as the case may be, received by, Metrostar and/or such Original Buyer if given, or as the case may be, received, by Metrostar alone.

12.3	All notices or other communications under or in connection with this Agreement shall be in writing and shall be delivered by hand or by first class prepaid post or facsimile transmission or by e-mail to the respective addressee and addresses or facsimile numbers or e-mail address given below or at such other addressee or address or facsimile number or e-mail address as the recipient may have notified to the sender in writing. Notices or other communications shall be deemed to be received as follows:

(a)	if posted, 5 Banking Days after the relevant letter has been despatched by prepaid first class letter post;

(b)	if delivered by hand, at the time of delivery;

(c)	if sent by facsimile transmission, upon receipt by the sender of a transmission report showing the notice or other communication to have been sent in its entirety; or

(d)	if sent by e-mail to all the addressees notified by the relevant recipient to the sender from time to time in accordance with this Clause 12, on the day of sending the email.

12.4	The addresses and facsimile numbers and/or e-mail addresses of the Parties, and are as follows:

To each of:

Metrostar and each Original Buyer

Address:	“Blueland Centre”

6-8 Agisilaou Street

GR 151 23 Marousi

Greece

Fax:	+30 210 321 2687

Email:	legaldept@metrostar.gr

Attention:	Michael Kougellis

To each of:

DSM and each New Buyer

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:

Randi C. Lesnick at Jones Day.
Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.
Email: JessicaMaitra@eversheds.com
StephenMackin@eversheds.com

13.	THIRD PARTY RIGHTS

13.1	The Parties do not intend that any of terms of this Agreement will be enforceable by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person not a Party.

14.	INTERPRETATION AND ENTIRE AGREEMENT

14.1	The written terms of this Agreement and the other Transaction Documents contain or will contain all the terms which the Parties have agreed in relation to the subject matter of this Agreement and supersede any prior written or oral agreements, representations or understandings among the Parties in relation to such subject matter.

14.2	Each party agrees that it shall have no remedies in respect of any statement, representation, assurance or warranty (whether made innocently or negligently) that is not expressly set out in this Agreement.

15.	VARIATION AND WAIVER

15.1	Any variation to this Agreement shall only be valid if signed by all the Parties.

15.2	No waiver of any right under this Agreement shall be effective unless in writing and, unless expressly stated otherwise, a waiver shall be effective only in the circumstances for which it is given.

16.	COUNTERPARTS

This Agreement may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Agreement, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

17.	GOVERNING LAW AND ARBITRATION

17.1	This Agreement (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

17.2	Any dispute arising out of or in connection with this Agreement shall be referred to arbitration in London in accordance with the Arbitration Act 1996 or any statutory modification or re-enactment thereof save to the extent necessary to give effect to the provisions of this Clause. The arbitration shall be conducted in accordance with the London Maritime Arbitrators Association (LMAA) Terms current at the time when the arbitration proceedings are commenced. The reference shall be to three arbitrators. A Party (wishing to refer a dispute to arbitration shall appoint its arbitrator and send notice of such appointment in writing to the other Party requiring the other Party to appoint its own arbitrator within twenty (20) calendar days of that notice and stating that it will appoint its arbitrator as sole arbitrator unless the other Party appoints its own arbitrator and gives notice that it has done so within the twenty (20) days specified. Once the Parties have duly appointed their own arbitrator (and given notice that they have done so the to the other Parties) the two arbitrators so appointed shall, between them, appoint a third arbitrator. If the other Party does not appoint its own arbitrator and give notice that it has done so within the twenty (20) days specified, the Party referring a dispute to arbitration may, without the requirement of any further prior notice to the other Party, appoint its arbitrator as sole arbitrator and shall advise the other Party accordingly. The award of a sole arbitrator shall be binding on all the Parties as if he had been appointed by agreement. Nothing herein shall prevent the Parties agreeing in writing to vary these provisions to provide for the appointment of a sole arbitrator.

17.3	For the purposes of this Clause 17, Metrostar and each of the Original Buyers shall together be considered one Party.

17.4	For the purposes of this Clause 17, DSM and each of the New Buyers shall together be considered one Party.

IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

ORIGINAL BUYERS

1.	Carina Shipping & Trading S.A., a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Carina”)

2.	Signus Trading Co. Ltd., a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Signus”)

3.	Lyra Maritime Company, a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Lyra”)

4.	Vulpecula Shipping Company, a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Vulpecula”)

5.	Alsafi Navigation Co., a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Alsafi”)

6.	Pavonis Marine Limited, a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Pavonis”)

7.	Taygeta Corporation, a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Taygeta”)

8.	Lacerta Marine S.A., a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Lacerta”)

9.	Draconis Maritime Co. S.A., a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Draconis”)

10.	Polaris Shipholding Corp., a corporation organized and existing under the laws of the Republic of Liberia and having its registered office at 80 Broad Street, Monrovia, Liberia (“Polaris”)

SCHEDULE 2

NEW BUYERS

1.	SPP 7 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-1177 Buyer”)

2.	SPP 8 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-1178 Buyer”)

3.	SPP 9 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-1183 Buyer”)

4.	SPP 10 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-1184 Buyer”)

5.	SPP 1 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-5130 Buyer”)

6.	SPP 2 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-5131 Buyer”)

7.	SPP 3 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex,Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-5132 Buyer”)

8.	SPP 4 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex,Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-5133 Buyer”)

9.	SPP 5 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex,Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-5134 Buyer”)

10.	SPP 6 LLC a company organized and existing under the laws of the Republic of the Marshall Islands and having its registered office at Trust Company Complex,Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New S-5135 Buyer”)

SCHEDULE 3

PART A

APPORTIONMENT OF THE CONSIDERATION: S-1183 REFUND GUARANTEE
NOT ISSUED PRIOR TO EFFECTIVE DATE.

		Deemed Apportionment of
		Consideration
Hull	Original Buyer	(United States Dollars)

Hull No. S-1177	Carina	6,077,000

Hull No. S-1178	Signus	6,077,000

Hull No. S-1183	Lyra	2,530,000

Hull No. S-1184	Vulpecula	6,077,000

Hull No. S-5130	Alsafi	4,655,000

Hull No. S-5131	Pavonis	4,655,000

Hull No. S-5132	Taygeta	7,755,000

Hull No. S-5133	Lacerta	7,755,000

Hull No. S-5134	Draconis	7,755,000

Hull No. S-5135	Polaris	7,755,000

SCHEDULE 3

PART B

APPORTIONMENT OF THE CONSIDERATION: S-1183 REFUND GUARANTEE
ISSUED PRIOR TO EFFECTIVE DATE.

		Deemed Apportionment of
		Consideration
Hull	Original Buyer	(United States Dollars)

Hull No. S-1177	Carina	6,077,000

Hull No. S-1178	Signus	6,077,000

Hull No. S-1183	Lyra	6,077,000

Hull No. S-1184	Vulpecula	6,077,000

Hull No. S-5130	Alsafi	4,655,000

Hull No. S-5131	Pavonis	4,655,000

Hull No. S-5132	Taygeta	7,755,000

Hull No. S-5133	Lacerta	7,755,000

Hull No. S-5134	Draconis	7,755,000

Hull No. S-5135	Polaris	7,755,000

SCHEDULE 4

FORM OF EFFECTIVE TIME NOTICE

To:         Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of
METROSTAR MANAGEMENT CORP.
and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of
DIAMOND S SHIPPING GROUP INC.
and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of
SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of
SEAQUEST MARINE PROJECT
MANAGEMENT LIMITED

SCHEDULE 5

CONSENT LETTER FROM BUILDER

SPP Shipbuilding Co., Ltd.	SPP Shipbuilding Co,. LTD. Seoul Office 5th FL. Jeil Pharmaceutical B/D, 745-5, Banpo-dong, Seocho-gu, Seoul, Korea Tel. +82 2 6263 7212, Fax. +82 2 6263 7211

Mr. Michael Kougellis
Metrostar Management	February 12th, 2014
6-8 Agisilaou Street	SP/JY-14021203
GR151 23 Marousi
Greece

Sub : Novation of 10 MR Contracts

Dear Mr. Kougellis,

We hereby confirm you that the Builder duly consents in principle to your request for the transaction of novation of the 10 MR Contracts (Hull Nos. S5130, S5131, S5132, S5133, S5134, S5135, S1177, S1178, S1183, S1184) to Diamond S Shipping provided that the contents of the Novation Agreement should be agreed between the Parties.

Please be aware that since RG for Hull No. S1183 is still unissued while it is to be issued soon as we are hardly working on it, RG supplemental letter according to novation shall be made after its issuance of RG as you may know well.

Best regards,

S. J. (Socrates) Park
Executive Vice President

SCHEDULE 6

INITIAL EXTRAS AND INITIAL EXTRA COSTS

(1)	(2)	(3)
Hull	Initial Extras	Initial Extras Cost
Hull No. S-1177	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-1177	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-1178	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-1178	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-1183	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-1183	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-1184	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-1184	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-5130	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-5130	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-5131	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-5131	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-5132	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-5132	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-5133	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-5133	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-5134	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-5134	Extra Cost to Yard. Dec 11, 2012	US$470,000

Hull No. S-5135	Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000

Hull No. S-5135	Extra Cost to Yard. Dec 11, 2012	US$470,000

SCHEDULE 7

PLAN APPROVAL EXTRAS AND PLAN APPROVAL

EXTRAS COSTS

(1)	(2)	(3)
Hull	Plan Approval Extras	Plan Approval Extras
Cost
Hull No. S-5130	Hull No. S-5130 Extra Credit Cost Items List. Date 02/01/2014	US$219,104

Extra Makers List Selection. May 20, 2013

Hull No. S-5131	Hull No. S-5131 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-5132	Hull No. S-5132 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-5133	Hull No. S-5133 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-5134	Hull No. S-5134 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-5135	Hull No. S-5135 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-1177	Hull No. S-1177 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-1178	Hull No. S-1178 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-1183	Hull No. S-1183 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

Hull No. S-1184	Hull No. S-1184 Extra Credit Cost Items List	US$202,104

Extra Makers List Selection. May 20, 2013

SCHEDULE 8

PAYMENT SCHEDULE

		Contract Price and Terms of Payments under Article II of each Shipbuilding Contract
		Contract Price	1st Payment	Steel Cutting	Keel Laying	Launching	Delivery
Hull	Contract Date	(USD)	(USD)	(USD)	(USD)	(USD)	(USD)
S-5130	14 December 2012	38,970,000	1,000,000(paid)	4,625,000 (paid)	4,625,000	N/A	28,720,000
S-5131	14 December 2012	38,970,000	1,000,000(paid)	4,625,000 (paid)	4,625,000	N/A	28,720,000
S-5132	14 December 2012	38,970,000	8,725,000(paid)	4,625,000	4,625,000	N/A	20,995,000
S-5133	14 December 2012	38,970,000	8,725,000(paid)	4,625,000	4,625,000	N/A	20,995,000
S-5134	14 December 2012	38,970,000	8,725,000(paid)	4,625,000	4,625,000	N/A	20,995,000
S-5135	14 December 2012	38,970,000	8,725,000(paid)	4,625,000	4,625,000	N/A	20,995,000
S-1177	2 August 2013	35,470,000	3,547,000 (paid)	5,320,500	3,547,000	5,320,500	17,735,000
S-1178	2 August 2013	35,470,000	3,547,000 (paid)	5,320,500	3,547,000	5,320,500	17,735,000
S-1183	17 October 2013	35,470,000	3,547,000	5,320,500	3,547,000	5,320,500	17,735,000
S-1184	17 October 2013	35,470,000	3,547,000 (paid)	5,320,500	3,547,000	5,320,500	17,735,000

SCHEDULE 9

FULL TEXT OF INITIAL EXTRAS

SPP – 50,000 DWT PRODUCT OIL/CHEMICAL TANKER – COMMENT REPLY TABLE

Ref. No. : 50CTCT01-12123

Date : Nov. 14, 2012

No.	SEC. NO	PAGE	BUYER’S COMMENT	BUILDER’S REPLY		RESULT
			Base Spec. : Full Spec. 50CTFS01-SPP12 dated OCT. 31, 2012 1) ME Power : To be increased by NCR 6,800Kw	Main engine MCR NCR (90% MCR) DFOC	: 7,660 kW x 99 RPM : 6,894 kW x 95.6 RPM : 26.7 MT/day	Agreed with Builder’s reply.

1				Extra cost USD 30,000 / Ship (based on 6 vessels) Model test shall be carried out. : Extra cost USD 17,000/Ship. 1) Propeller & shaft strength to be increased. 2) Auxiliary capacity to be increased.

			2) BWTS	Extra cost USD 830,000/Ship. DWT reduction 11.1MT. Based on the maker NK , in case other maker, will be applied with extra cost. Ballast treatment system to be provided.		Agreed with Builder’s reply.

2				Three (3) sets of diesel generators may be simultaneously operated during the cargo handling with BWTS. ,

1 / 5

SPP – 50,000 DWT PRODUCT OIL/CHEMICAL TANKER – COMMENT REPLY TABLE

Ref. No. : 50CTCT01-12123

Date : Nov. 14, 2012

No.	SEC. NO	PAGE	BUYER’S COMMENT	BUILDER’S REPLY	RESULT
3) Cargo Tank : Phenolic Epoxy

Extra cost USD 320,000/ship

Phenolic epoxy 3 x 100mic.

Total DFT 300mic.

Hot(post) curing in cargo oil tanks and slop tanks is not the Builder’s responsibility during construction at ship yard. The Buyer shall carry out hot(post) curing in accordance with paint maker’s recommendation after ship’s delivery.

Agreed with Builder’s reply.

4) IMO 2 Notation

Acceptable.

IMO Type 2 cargoes shall be carried less than 3,000 m3 per cargo tank according to the IBC code at the Buyer's responsibility and based on the provisions specified in the specifications.

The entrance door from E/R to S/G room shall not be applicable, because of the damage stability requirement of IMO type 2.

Classification

IMO Ship Type 2

Agreed with Builder’s reply.

			5) GP (Green Passport)	Extra cost USD 20,000/Ship.	Agreed with Builder’s reply.

2 / 5

SPP – 50,000 DWT PRODUCT OIL/CHEMICAL TANKER – COMMENT REPLY TABLE

Ref. No. : 50CTCT01-12123

Date : Nov. 14, 2012

No.	SEC. NO	PAGE	BUYER’S COMMENT	BUILDER’S REPLY	RESULT
6) Residue Tank : 250M3 (Slop tank or Upper stool)

Residue Tank shall be located in Slop tank (P) and the volume of residue Tank is abt. 160 m3.

Extra cost USD 187,000/ship

DWT reduction : 23 MT

- One (1) residue pump (100m3/h x 125mlc, hyd. motor driven, submerged, centrifugal type) shall be provided.

- Residue pump discharge line shall be led on upper deck to residual manifold and slop tank (P).

- One (1) fixed tank cleaning machine shall be provided.

- P/V valve and inert gas line shall be arranged.

- Heating coil shall be provided.

- Ladder, platform and hatch shall be provided.

Cargo monitoring sensor of radar type and level switch for high & overfill alarm to be provided.

Agreed with Builder’s reply.

7) Stern line discharging with notation

Extra cost USD 234,000/ship

DWT reduction : 21 MT

- Pipings (300A x 1 cargo loading line, valves in the manifold area, miscellaneous pipings and etc.)

- Total discharge rate : l,200m3/h.

Vapor return line(300A x 1) is deleted because vapor return is not necessary during cargo discharge procedure.

-Fire insulation & window shall be installed at rear side of deck house subject to Class acceptance.

Pressure transmitter and electric outfitting of ex.proof type to be provided.

-Hose handling davit which has capacity 5T SWL, fire fighting system, platform, mooring fitting.

Agreed with Builder’s reply.

3 / 5

SPP – 50,000 DWT PRODUCT OIL/CHEMICAL TANKER – COMMENT REPLY TABLE

Ref. No. : 50CTCT01-12123

Date : Nov. 14, 2012

No.	SEC. NO	PAGE	BUYER’S COMMENT	BUILDER’S REPLY	RESULT
8) Complement: 24P ==> 26P

Extra cost USD 37,000/ship

Additional two(2) cabins shall be arranged in accommodation.

Total: complement 26 persons.

Life saving equipment - Life raft, jacket, immersion suit shall be provided as 26P.

Agreed with Builder’s reply.

9) Citadel in steering gear room

Extra cost USD 23,000/ship

Citadel shall be provided in steering gear room as follows.

- Natural Gooseneck Vent: Damper installation TYPE-SHUT OFF. (P&S) - 2EA

- Mech. Vent: Damper installation TYPE-SHUT OFF - 1EA

- Weathertight Steel door thickness (8mm => 13mm) - 1EA

1- Iridium satellite telephone with antenna unit

1- VHF telephone remote controller with headset

1- SSAS push button

Agreed with Builder’s reply.

			10) Ballast Pipe (Main line only without Pen PC’S & Fitting & Branch) to be GRE	Extra cost USD 130,000/Ship Ballast Pipe (Main line only without Pen PC’S, Tee piece & Fitting & Branch) to be GRE	Agreed with Builder’s reply.

			11) Class : DNV	DNV (Det Norske Veritas) +1A1, Tanker for Oil and Chemicals ESP, E0, CSR, TMON, BIS, VCS-2, BWM-E(s), SPM with descriptive note “Ship Type 2”	Agreed with Builder’s reply.

3			12) Flag : Greek Flag - Drinking water tank : one(l) of FWT to be changed to DWT with increasing thk between	Extra cost USD 15,000/ship DWT reduction : 3 MT Drinking water tank : one(l) of FWT to be changed to	Agreed with Builder’s reply.

4 / 5

SPP – 50,000 DWT PRODUCT OIL/CHEMICAL TANKER – COMMENT REPLY TABLE

Ref. No. : 50CTCT01-12123

Date : Nov. 14, 2012

No.	SEC NO	PAGE	BUYER’S COMMENT	BUILDER’S REPLY	RESULT
ballast tank and drinking tank - Bilge Pump, Fire line Marking ,etc - Swimming pool : Exemption

DWT with increasing thk between ballast tank and drinking tank

Secondly battery charger and low voltage alarm for GMDSS and MF/HF spare wire antenna to be provided.

- Bilge Pump, Fire line Marking

- Swimming pool : To be exempted by the Buyer

Additional items required by Greek Authority except above items shall be applied the same as previous Hull Nos. H-4001.

Total Extra cost USD 1,843,000/Ship DWT reduction : 58.1MT

The extra cost and DWT reduction shall be mutually agreed between the Buyer and the Builder.

For and on behalf of the Buyer		For and on behalf of the Buyer

/s/ TH. Pavlidis		/s/ Sang Pyo, Lee
By:	Mr. TH. Pavlidis	By:	Mr. Sang Pyo, Lee

Metrostar Management Corp.		SPP Shipbuilding Co., Ltd.

5 / 5

The List of Extra Cost for 50,300 DWT PRODUCT OIL/CHEMICAL TANKER

(Builder’s Hull Nos. S-5130/31/32/33/34/35)

Date : DEC 11, 2012

Item No.	Page	Description	Extra Cost (USD/ship)	Agreed extra cost (USD/ship)	DWT Reduction (MT)	Remark
8		Additional Notation - ETC	67,000	Cancelled
8		Additional Notation - CLEAN	35,000	35,000
8		Additional Notation - NAUT-OC	142,000	Cancelled
18		Report of Grobal vibration alaysis	17,000	Cancelled
21		Additional loadline mark (4 sets/ship)	14,000	14,000
34		Speed test at Ballast condition for first vessel	20,000	20,000
36		The global vibration measurement	10,000	10,000
40		Additional ship model (1:150 scale)	3,000	3,000
52	1-8	Fish plate	4,300	4,300	2.5
65		Zinc anode ballast ratio 50%	12,000	Cancelled
65		Zinc anode delete	-40.000	-40,000
66		Steering gear : rotary vane type	20,000	Cancelled
69		Rudder : pintle bearing - Thordon	5,000	Cancelled
71		Rudder: bush bearing - Thordon	5,000	Cancelled
73		Deck machinery : excluding item - 4 sets of remote control	-18,000	-18,000
74		Deck machinery : brake durm surface- SUS304	18,000	18,000
90		Personnel transfer system with basket	30,000	30,000
94	4-1	gymnasium – Private Lavatory & Shower	2,500	Cancelled
95		Garbage compactor to be provided	20,000	20,000	2.0
97		Crew’s pantry	12,000	12,000
98		Conference Room	12,000	12,000
98		Ship’s Laundry	35,000	35,000
99		CCR enclosed steel wall	8,000	Cancelled
102		push button for the sewage discharging pump.	1,000	1,000
103		Drinking water fountains to be credited	-3,000	-3,000
105		Roller blind type fixed sunscreen	8,000	8,000
106		dressing table with 1-bowl sink in lobby	2,000	2,000
108		condensing unit 65% with spare motor(1)	12,000	Cancelled
110		package aircon in wheel house	8,000	8,000
113		Oil mist detector with alarm indication in ECR and CCR to be arranged.	10,000	10,000
117		Stern loading/discharge line arrangement	98,000	Cancelled
120		Portable spillage suction system --> Permanent	5,000	5,000
134		One (1) portable P/V valve for water ballast tank	2,000	2,000
135		One (1) portable tank cleaning machine	2,500	2,500
141		One (1) additional stand-by work station for cargo & ballast monitoring system.	11,000	11,000
144		Two (2) sampling probes and alarm for ballast overboard.	6,000	6,000
147		Additional fixed gas detection system for accommodation	8,000	8,000
153	6-5	One(1) direct type MGO chiller for M.E.&G.E.	36,000	Cancelled
156	6-7	L.T.F.W. cooler capacity increase to each 75%	34,000	Cancelled
157	6-7	Atm. condenser cooled by 36°C fresh water	25,000	Cancelled
159	6-8	One(1) MGO purifier of 900L/h based on 6cSt	23,000	Cancelled
160	6-9	Main engine model changed to 6S50ME-B9.3	85,000	85,000
161	6-10	Air type seal, distance ring, net protector	34,000	34,000
165	6-12	Variable frequency control for Main cooling S.W. pumps (2set)	45,000	45,000
166	6-12	Magnetic coupling for F.O. pumps (total 8sets)	24,000	24,000
170	6-19	Elec. welder with accessories supplied by Buyer	-3,000	-3,000

SPP Shipbuilding Co., Ltd.1/2

Item No.	Page	Description	Extra Cost (USD/ship)	Agreed extra cost (USD/ship)	DWT Reduction (MT)	Remark
171	6-20	Float type dial level gauge for oily bilge tank and bilge holding tank	2,000	Cancelled
172	6-20	Heating coil for M.E. L.O. pump suction, float type level gauge for M.E. L.O. sump tank	2,000	Cancelled
173	6-20	M.E. stuffing box drain tank, connection from M.E. scavenge air box drain tank to suction line of sludge pump	7,000	Cancelled
175	6-21	One(1) waste oil settling tank to be added	10,000	10,000
184	6-26	Additional one(1) replaceable thermosensor for stern tube bearing aft. side to be installed	1,000	1,000
185	6-30	Centrifugal filter for G.Es.	9,000	9,000
186	6-40	Hot water loop system for F.W.G.	25,000	Cancelled
190	6-88	One(1) eductor(bonze body) of 5m3/h to discharge soot drain tank	3,000	Cancelled
192	7-1	Ship performance monitoring systm	72,000	Cancelled
192	7-1	Shaft horse power meter system only.	26,000	26,000		In case of without SPMS.
196-13	7-16	Repeater panelr for fixed gas detection system on ECC	1,000	1,000
197	7-18	AMS workstation (for monitoring only) in W/H and C/E dey room.	24,000	12,000
198	7-32	Steam dumping valve opening to be interfaced in ECR.	5,000	Cancelled
211-19	8-37	Six (6) red lights of 40W incandescent lamp in W/H.	1,500	1,500
213	8-50	Additional LAN system	4,000	4,000
215	8-53	One (1) rate of turn indicator on wheelhouse gauge board.	4,000	4,000		In ease of without NAUT-OC
215	8-53	One(1) echo sounder display unit on wheelhouse gauge board.	2,000	2,000		In case of without NAUT-OC
217	8-56	2nd Gyro compass	26,000	26,000		In case of without NAUT-OC
218	8-56	Gyro repeater in Captain's day room.	3,000	3,000
220	8-57	2nd transducer for echo sounder with gate valve (AFT pa	17,000	Cancelled
220	8-57	Gate valve for echo sounder (FWD part of the vessel)	14,500	Cancelled
222	8-60	No.2 ECDIS	30,000	30,000		In case of without NAUT-OC

		TOTAL EXTRA COST	1,196,300	530,300	4.5
		AGREED TOTAL EXTRA COST		470,000	4.5

Final Agreed Extra cost of USD 470,000 /ship and DWT reduction of 4.5 MT, which have been mutally agreed between the Buyer and the Builder, are not included in the Shipbuilding Contract price, the extra cost shall be paid to the Builder by the Buyer upon delivery of the each vessel. The DWT reduction shall be incorporated in Shipbuilding specifications.

For and on behalf of the Buyer		For and on behalf of the Buyer

/s/ TH . Pavlidis			/s/ Sang Pyo, Lee
By :	Mr. TH . Pavlidis	By :	Mr. Sang Pyo, Lee
	Technical Director		Technical Managing Director
	Metrostar Management Corp.		SPP Shipbuilding Co., Ltd.

SPP Shipbuilding Co.,Ltd.2/2

SCHEDULE 10

TEXT OF PLAN APPROVAL EXTRAS

Technical Dept 02/01/14

SPP PRODUCT/OIL TANKERS HNs.
HNS5130	EXTRA / CREDIT COST ITEMS

ITEM	EXTRA COST (USD)		CREDIT COST BY YARD

Selection of Westfalia Purifiers	3210	3210
Selection of Shinko Pumps in eng/room	29751	29751
SCANA valve remote control system	4000	4000
Selection of PresVac for pv valves	8560	8560
Selection of Westfalia for Plate coolers	6238	2500
Selection of Mussasuno Cargo-Slop tank level gauge	15771	15000
Selection of Sasakura Fresh Water generator	7139
Selection of Jowa Korea bilge separator	3576
Selection of Alpha Laval for Fuel oil supply unit	22429	10500
Selection of M-800-V Bridge maneuvering system instead of M800-III	5500	5500
Emergency Fire Pumps , spare bolts and pressure indicators	500
Proper marking in Engine room of passage ways	1800
Automatic Telephone Exchange System for spare parts			100
Anemometer & Anemoscope (pressure type / ultrasonic type)	1000
Rudder Angle Indicator (spares)			100
Scupper pipes extention	3800
Deletion of air vent trunk			3500
Feed water bulkhead			3000
Deletion of water tide door between e/r steering gear room			7000
Deletion of insulation for steem and condensate line on deck			14000
Close chocks (from 24 to 18)			5500
Inner bottom plate thickness			7920
Delection of UHF transeiver			2700
CO2 system for purifier room	5500
Shaft power meter (thrust option)	5000
Addition portable connection for cargo pumps	12400
Inert gas line SCH 80	15000
17 tea tables for crew	2100
One side board in crew mess room	1100
SPM winch	50000
2 add stand roolers	1050
Wharf ladder length extend	2000
SDD instead of HDD for AMS	3000
SBand Radar interconnection with VDR	3000
Speed log dual access	37000
Echo sounder gate valve	10000
Generator bearing temperature sensor	1100
Battery room fire detector	2000
BNWAS 2 motion detectors	1100
Panoramic window cargo control room	2100

NOV dresser couplings ballast line in ballast tanks			23000
Ballast Eductor indications in cargo control console	3600
Shaft Power meter installation / wirings	9000

Galley and Pantry. One disposer 0,75kw to be provided for crew pantry	2500

1 of 2

Technical Dept 02/01/14

ITEM	EXTRA COST (USD)		CREDIT COST BY YARD

Additional storage floor of gratings in E/R store	4100

TOTAL	285924	79021	66820

Grand Total:	219104

2 of 2

Technical Dept

SPP Hull Nos. S5131,32,33,34,35 & S1177,78 & S1183,84
EXTRA / CREDIT COST ITEMS

ITEM	EXTRA COST (USD)		CREDIT COST BY YARD

Selection of Westfalia Purifiers	3210	3210
Selection of Shinko Pumps in eng/room	29751	29751
SCANA valve remote control system	4000	4000
Selection of PresVac for pv valves	8560	8560
Selection of Westfalia for Plate coolers	6238	2500
Selection of Mussasuno Cargo-Slop tank level gauge	15771	15000
Selection of Sasakura Fresh Water generator	7139
Selection of Jowa Korea bilge separator	3576
Selection of Alpha Laval for Fuel oil supply unit	22429	10500

Selection of M-800-V Bridge maneuvering system instead of M800-III	5500	5500
Emergency Fire Pumps, spare bolts and pressure indicators	500
Proper marking in Engine room of passage ways	1800
Automatic Telephone Exchange System for spare parts			100
Anemometer & Anemoscope (pressure type / ultrasonic type)	1000
Rudder Angle Indicator (spares)			100
Scupper pipes extention	3800
Deletion of air vent trunk			3500
Feed water bulkhead			3000
Deletion of water tide door between e/r steering gear room			7000
Deletion of insulation for steem and condensate line on deck			14000
Close chocks (from 24 to 18)			5500
Inner bottom plate thickness			7920
Delection of UHF transeiver			2700
CO2 system for purifier room	5500
Shaft power meter (thrust option)	5000
Addition portable connection for cargo pumps	12400
Inert gas line SCH 80	15000
17 tea tables for crew	2100
One side board in crew mess room	1100
SPM winch *	33000
2 add stand roolers	1050
Wharf ladder length extend	2000
SDD instead of HDD for AMS	3000
Sband Radar interconnection with VDR	3000
Speed log dual access	37000
Echo sounder gate valve	10000
Generator bearing temperature sensor	1100
Battery room fire detector	2000
BNWAS 2 motion detectors	1100

1 of 2

Technical Dept

ITEM	EXTRA COST (USD)		CREDIT COST BY YARD

Panoramic window cargo control room	2100
NOV dresser couplings ballast line in ballast tanks			23000
Ballast Eductor indications in cargo control console	3600
Shaft Power meter installation / wirings	9000

Galley and Pantry. One disposer 0,75kw to be provided for crew pantry	2500
Additional storage floor of gratings in E/R store	4100
Buffer tanks to be provided for LSFO and MGP tank vent heads	3000		3000

TOTAL	271924	79021	69820

Grand total :	202104

* The amount of 17000 usd for the design of extra winch was deducted from the cost of HNS5130 for all remaining vessels

2 of 2

Final General Status of Maker's Selection for S-5130/1/2/3/4/5 + 4 Options

2013-05-20

No.	Equipment	Manufacturer	The Builder's Proposed Maker	The Owner's preferred Maker	Final Selected Maker	Agreed Owner's Extra Cost	Remarks
1	PAINT	IPK(LICENSEE) SIGMA(LICENSEE) JOTUN(LICENSEE) KCC CHUGOKU(LICENSEE)			JOTUN		
2	STEERING GEAR	HATLAPA FLUTEK-KAWASAKI YOOWON			FLUTEK-KAWASAKI		
3	DECK MACHINERY	PUSNES ROLLS-ROYCE ORIENTAL FLUTEK-KAWASAKI SPP-MANABE MIRAE			PUSNES		
4	EMERGENCY TOWING SYSTEM	TANKTECH SEJIN SPP MACHINE TECH			SPP MACHINE TECH		
5	PROVISION CRANE	SPP MACHINE TECH.			SPP MACHINE TECH		
6	HOSE HANDLING CRANE & E/R CRANE	SPP MACHINE TECH.			SPP MACHINE TECH		
7	LIFE BOAT	HYUNDAI FASSMER-MARLAND BEIHAI ORIENTAL NORSAFE			BEIHAI		
8	LIFE RAFT	SAMGONG RFD VIKING			RFD		
9	FIXED CO2 SYSTEM	NK SEAPLUS FAIN			FAIN		
10	DECK FOAM SYSTEM	NK SEAPLUS FAIN			FAIN		
11	LOOSE F.F. EQUIP.	NK SEAPLUS FAIN			FAIN		
12	E/R LOCAL FIRE FIGHTING SYSTEM	TANKTECH NK FAIN			FAIN		
13	VACUUM SYSTEM	JETS EVAC			EVAC		
14	SEWAGE TREATMENT PLANT	ILSEUNG EVAC JOWA-KOREA			ILSEUNG		
15	GALLEY/LAUNDRY EQUIPMENT	METOS LOIPART (ELECTROLUX) SAMJOO ALUMINOX			METOS		
16	REFRIGERATING PLANT FOR PROVISION	HI-AIR KOREA MISOO NAMIREI			HI-AIR KOREA		
17	AIR-CON. PLANT	HI-AIR KOREA MISOO NAMIREI			HI-AIR KOREA		
18	VENT FAN	HI-AIR KOREA DAEYANG			DAEYANG		
19	CARGO/BALLAST PUMP	FRANK MOHN			FRANK MOHN		
20	CARGO VALVE (BUTTERFLY TYPE)	ACE KEYSTONE			ACE		
21	INERT GAS GENERATOR	SPP MACHINE TECH- KASHIWA AALBORG MARITIME PROTECTION HAMWORTHY KANGRIM			HAMWORTHY		

SPP Shipbuilding Co., Ltd.

No.	Equipment		Manufacturer	The Builder's Proposed Maker	The Owner's preferred Maker	Final Selected Maker	Agreed Owner's Extra Cost	Remarks
22	TANK CLEANING M/C		SCANJET POLAR MARINE TANKTECH			SCANJET		
23	P/V VALVE		TANKTECH SHWON PRES VAC			PRES VAC	USD8,560/ship	
24	CARGO/SLOP TANK LEVEL GAUGE (RADAR BEAM TYPE)		KONGSBERG SKARPENORD HANLA PANASIA EMERSON MUSSASINO			MUSSASINO	USD15,771/ship	
25	BALLAST TANK LEVEL/DRAFT GAUGE		HANLA PANASIA HOPPE MUSSASINO			PANASIA		
26	OIL DISCHARGING MONITOR		VAF SEIL-SERES JOWA KOREA			VAF		
27	VALVE REMOTE CONTROL SYSTEM		SCANA EMERSON MARINE KOREA SEIL-SERES HANLA IMS			SCANA	USD4,000/ship	
28	MAIN ENGINE		MAN B&W (LICENSEE) (HHI/DOOSAN/STX)			HHI		
29-A	PROPELLER AND SHAFTING	A. PROPELLER & SHAFTING	SELA HHI HAEYANG DSSW			HAEYANG		
29-B		B. STERN TUBE BUSH, STERN TUBE SEAL, INTER SHAFT BEARING	KOBELCO BLOHM & VOSS WARTSILA			WARTSILA		
30	AUX. BOILER/COMPOSITE BOILER		SPP MACHINE TECH KANGRIM AALBORG MIURA			KANGRIM		
31	EMERGENCY GENERATOR		STX NORDHAVN GPC			STX		
32	DIESEL GENERATOR ENGINE		YANMAR MAN B&W (LICENSEE) HHI HIMSEN			HHI HIMSEN		
33	ALTERNATOR		HHI TAIYO NISHISHIBA			HHI		
34	ENGINE ROOM PUMP	A. CENTRIFUGAL	TAIKO KIKAI NANIWA SHIN SHIN HYOSUNG AZQUE SHINKO			SHINKO	USD29,751/ship	
		B. GEAR/SCREW	TAIKO KIKAI NANIWA IMO			IMO		
35	AIR COMPRESSOR (MAIN & DECK SERVICE)		SAUER & SOHN SPERRE/TMC DONGHWA PNEUTEC			SAUER & SOHN		
36	PURIFIER		SAMGONG ALFA-LAVAL WESTFALIA			WESTFALIA	USD3,210/ship	
37	FRESH WATER GENERATOR		DONGHWA SASAKURA ILSEUNG ALFA-LAVAL MIURA WESTFALIA			SASAKURA	USD7,135/ship	
38	BILGE SEPERATOR		GEORIM JOWA-KOREA POSEIDON WESTFALIA			JOWA KOREA	USD3,576/ship	
39	INCINERATOR		HYUNDAI-ATLAS TEAMTEC MIURA			HYUNDAI-ATLAS		
40	AUTO FILTER F.O & L.O		BOLL & KIRCH ALFA-LAVAL(MOATTI) FILTREX			ALFA-LAVAL		

SPP Shipbuilding Co., Ltd.
Page[s]:2/3

No.	Equipment	Manufacturer	The Builder's Proposed Maker	The Owner's preferred Maker	Final Selected Maker	Agreed Owner's Extra Cost	Remarks
41	PLATE TYPE COOLER	LHE APV-KOREA ALFA-LAVAL MYTEC GEA			GEA	USD6,238/ship	
42	M/E REMOTE CONTROL SYSTEM	KONGSBERG NABTESCO SAM			NABTESCO		
43	E/R MONITORING SYSTEM	KONGSBERG SAMSUNG SAM KTE HIE			SAMSUNG		
44	SWITCH BOARD & DIST. BOARD AND CONTROL CONSOLE	KTE HHI SAMSUNG H.M.E			H.M.E		with DEIF PPM3 PMS
45	FIRE DETECTION SYS.	CONSILIUM AUTRONICA			AUTRONICA		
46	NAUTICAL EQUIPMENT	JRC FURUNO			FURUNO		
47	VOYAGE DATA RECORDER/AIS	JRC FURUNO CONSILIUM (VDR ONLY)			FURUNO		
48	AUTO PILOT/GYRO COMPASS	YOKOGAWA TOKYO KEIKI			YOKOGAWA		
49	WIRELESS EQUIPMENT & GMDSS	JRC FURUNO			FURUNO		
50	INTER-COMMUNICATION SYSTEM	HANSHIN MRC			HANSHIN		
51	LOADING COMPUTER	TECHMARINE HANLA MECA			MECA		
52	BALLAST WATER TREATMENT SYSTEM (BWTS)	TECHCROSS PANASIA NK			NK		
ADD	LIFE BOAT DAVITS	SPP MACHINE TECH ORIENTAL			SPP MACHINE TECH		
ADD	F.O SUPPLY UNIT	PSE WESTFALIA ALFA LAVAL			ALFA LAVAL	USD22,429/ship	
			AGREED TOTAL EXTRA COST			USD100,674/ship	

For and on behalf of the Buyer

Mr. Theodoros Pavlidis - Technical Director
METROSTAR MANAGEMENT CORP.

Theodore Pavlidis
Technical Director

For and on behalf of the Builder

Mr. Hun Tae Song - General Manager
SPP SHIPBUILDING CO.,LTD.

SPP Shipbuilding Co., Ltd.

Page(s):3/3

ANNEX 1

PRO-FORM S-1177 NOVATION AGREEMENT

S-1177 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	CARINA SHIPPING & TRADING S.A., a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 7 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 2 August 2013 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S1177 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars three million, five hundred and forty seven thousand only (US$3,547,000).

(C)	By a letter of guarantee no. 1372800022180179 dated 16 September 2013 (“Letter of Guarantee”) issued by Woori Bank (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. 1372800022180179

We refer to:-

(1)	the shipbuilding contract dated 2 August 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Carina Shipping & Trading SA (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S1177) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 7 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. 1372800022180179 dated 16 September 2013 (“Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Woori Bank

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S1177 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Launching	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)	(USD)
35,470,000	3,547,000 (paid)	5,320,500	3,547,000	5,320,500	17,735,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To: Woori Bank

[●] 2014

Dear Sirs

Letter of Guarantee number 1372800022180179 dated 16 September 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 2 August 2013 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of, one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S1177 (the “Vessel”) subject to and upon the terms and conditions therein contained

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 7 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Carina Shipping & Trading S.A.

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
CARINA SHIPPING & TRADING S.A.	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 7 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 2

PRO-FORMA S-1178 NOVATION AGREEMENT

S1178 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	SIGNUS TRADING CO. LTD., a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 8 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 2 August 2013 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S1178 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars three million, five hundred and forty seven thousand only (US$3,547,000).

(C)	By a letter of guarantee no. M07141309XD00018 dated 23 September 2013 (“Letter of Guarantee”) issued by Kookmin Bank (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. M07141309XD00018

We refer to:-

(1)	the shipbuilding contract dated 2 August 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Signus Trading Co. Ltd. (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S1178) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 8 LLP (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. M07141309XD00018 dated 23 September 2013 (“Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Kookmin Bank

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S1178 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Launching	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)	(USD)
35,470,000	3,547,000 (paid)	5,320,500	3,547,000	5,320,500	17,735,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Kookmin Bank

[●] 2014

Dear Sirs

Letter of Guarantee number M07141309XD00018 dated 23 September 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 2 August 2013 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S1178 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 8 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Signus Trading Co. Ltd.,

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SIGNUS TRADING CO. LTD.,	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 8 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 3

PRO-FORMA S-1183 NOVATION AGREEMENT

S1183 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	LYRA MARITIME COMPANY, a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 9 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 17 October 2013 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S1183 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Addendum No. 1 dated 10 January 2014, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	[The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars three million, five hundred and forty seven thousand only (US$3,547,000).]

(C)	[By a letter of guarantee no. [●] dated [●] (as amended by [●], “Letter of Guarantee”) issued by [●] (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.]

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. [●]

We refer to:-

(1)	the shipbuilding contract dated [●] (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) [●] (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-[●]) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) [●] (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. [●] dated [●] (as amended by [●], “Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

[●]

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01- 121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S1183 Extra Credit Cost Items List. Date 02/01/2014	US$202,104
Extra Makers List Selection. May 20, 2013

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Launching	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)	(USD)
35,470,000	3,547,000 [(paid)]	5,320,500	3,547,000	5,320,500	17,735,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To: [Refund Guarantor]

[●] 2014

Dear Sirs

Letter of Guarantee number [●] dated [●] 201[●] [as amended by [●]] (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated [●] 20[●] between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves [as amended and supplemented to the date hereof (including, but not limited to [● ])] (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. [●] (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to [●] (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Lyra Maritime Company

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
LYRA MARITIME COMPANY	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 9 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 4

PRO-FORMA S-1184 NOVATION AGREEMENT

S1184 NOVATION AGREEMENT

THIS DEED is made on ___ February 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	VULPECULA SHIPPING COMPANY, a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 10 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 17 October 2013 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S1184 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars three million, five hundred and forty seven thousand only (US$3,547,000)

(C)	By a letter of guarantee no. M0931312LG00406 dated 23 December 2013 (“Letter of Guarantee”) issued by The Export-Import Bank of Korea (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract. .

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. M0931312LG00406

We refer to:-

(1)	the shipbuilding contract dated 17 October 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Vulpecula Shipping Company (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S1184) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 10 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. M0931312LG00406 dated 23 December 2013 (“Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Export-Import Bank of Korea

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S1184 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Launching	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)	(USD)
35,470,000	3,547,000 (paid)	5,320,500	3,547,000	5,320,500	17,735,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Export-Import Bank of Korea

[●] 2014

Dear Sirs

Letter of Guarantee number M0931312LG00406 dated 23 December 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 17 October 2013 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S1184 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 10 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Vulpecula Shipping Company

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
VULPECULA SHIPPING COMPANY	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 10 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 5

PRO-FORMA S-5130 NOVATION AGREEMENT

S–5130 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	ALSAFI NAVIGATION CO., a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 1 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 14 December 2012 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S-5130 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Amendment Agreement No.1 dated 27 March 2013 and an Addendum No.1 dated 5 April 2013, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment and second instalment of the Contract Price under the Original Contract totalling United States Dollars five million, six hundred and twenty five thousand only (US$5,625,000).

(C)	By a letter of guarantee no. M0902-304-LG-00510 dated 4 April 2013 (as amended by an amendment dated 5 April 2013 and a further amendment dated 18 April 2013, “Letter of Guarantee”) issued by The Export-Import Bank of Korea (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. M0902-304-LG-00510

We refer to:-

(1)	the shipbuilding contract dated 14 December 2012 as amended and supplemented by an Amendment Agreement No.1 dated 27 March 2013 and an Addendum No.1 dated 5 April 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Alsafi Navigation Co. (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-5130 upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 1 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. M0902-304-LG-00510 dated 4 April 2013 (as amended by an amendment dated 5 April 2013 and a further amendment dated 18 April 2013, “Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Export-Import Bank of Korea

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S-5130 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$219,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)
38,970,000	1,000,000 (paid)	4,625,000 (paid)	4,625,000	28,720,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Export-Import Bank of Korea

[●] 2014

Dear Sirs

Letter of Guarantee number M0902-304-LG-00510 dated 4 April 2013 as amended by an amendment dated 5 April 2013 and a further amendment dated 18 April 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 14 December 2012 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves as amended and supplemented to the date hereof (including, but not limited to by an Amendment Agreement No.1 dated 27 March 2013 and an Addendum No.1 dated 5 April 2013) (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5130 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 1 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Alsafi Navigation Co.

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
ALSAFI NAVIGATION CO.	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 1 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 6

PRO-FORMA S-5131 NOVATION AGREEMENT

S-513 1NOVATION AGREEMENT

THIS  DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	PAVONIS MARINE LIMITED, a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 2 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 14 December 2012 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S-5131 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Amendment Agreement No.1 dated 27 March 2013 and an Addendum No.1 dated 5 April 2013, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment and second instalment of the Contract Price under the Original Contract totalling United States Dollars five million, six hundred and twenty five thousand only (US$5,625,000).

(C)	By a letter of guarantee no. M0902-304-LG-00527 dated 4 April 2014 (as amended by an amendment dated 5 April 2013 and by a further amendment dated 18 April 2013, “Letter of Guarantee”) issued by The Export-Import Bank of Korea (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. M0902-304-LG-00527

We refer to:-

(1)	the shipbuilding contract dated 14 December 2012 as amended and supplemented by an Amendment Agreement No.1 dated 27 March 2013 and an Addendum No.1 dated 5 April 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Pavonis Marine Limited (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-5131) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 2 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. M0902-304-LG-00527 dated 4 April 2013 (as amended by an amendment dated 5 April 2013 and by a further amendment dated 18 April 2013, “Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Export-Import Bank of Korea

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S-5131 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)
38,970,000	1,000,000 (paid)	4,625,000 (paid)	4,625,000	28,720,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Export-Import Bank of Korea

[●] 2014

Dear Sirs

Letter of Guarantee number M0902-304-LG-00527 dated 4 April 2013 as amended by an amendment dated 5 April 2013 and by a further amendment dated 18 April 2013 (the “Refund Guarantee”).

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 14 December 2012 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves as amended and supplemented to the date hereof (including, but not limited to by an Amendment Agreement No.1 dated 27 March 2013 and an Addendum No.1 dated 5 April 2013) (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5131 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 10 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Pavonis Marine Limited

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
PAVONIS MARINE LIMITED	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 2 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 7

PRO-FORMA S-5132 NOVATION AGREEMENT

S-5132 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	TAYGETA CORPORATIION, a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 3 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 14 December 2012 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S-5132 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Addendum No. 1 dated 5 April 2013, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars eight million, seven hundred and twenty five thousand only (US$8,725,000).

(C)	By a letter of guarantee no. 1372900021341179 dated 8 April 2013 (“Letter of Guarantee”) issued by Woori Bank (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. 1372900021341179

We refer to:-

(1)	the shipbuilding contract dated 14 December 2012 as amended and supplemented by an Addendum No. 1 dated 5 April 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Taygeta Corporation (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-5132) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 3 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. 1372900021341179 dated 8 April 2013 (“Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Woori Bank

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S-5132 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)
38,970,000	1,000,000 (paid)	4,625,000	4,625,000	20,995,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Woori Bank

[●] 2014

Dear Sirs

Letter of Guarantee number 1372900021341179 dated 8 April 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 14 December 2012 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves as amended and supplemented to the date hereof (including, but not limited to by an Addendum No. 1 dated 5 April 2013) (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5132 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 3 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Taygeta Corporation

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
TAYGETA CORPORATION	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 3 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 8

PRO-FORMA S-5133 NOVATION AGREEMENT

S-5133 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	LARCETA MARINE S.A., a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 4 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 14 December 2012 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S-5133 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Addendum No. 1 dated 5 April 2013, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars eight million, seven hundred and twenty five thousand only (US$8,725,000).

(C)	By a letter of guarantee no. 1372500021343179 dated 8 April 2013 (“Letter of Guarantee”) issued by Woori Bank (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. 1372500021343179

We refer to:-

(1)	the shipbuilding contract dated 14 December 2012 as amended and supplemented by an Addendum No. 1 dated 5 April 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Lacerta Marine S.A. (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-5133) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 4 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. 1372500021343179 dated 8 April 2013 (“Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Woori Bank

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S-513[●] Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)
38,970,000	1,000,000 (paid)	4,625,000	4,625,000	20,995,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To: Woori Bank

[●] 2014

Dear Sirs

Letter of Guarantee number 1372500021343179 dated 8 April 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 14 December 2012 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves as amended and supplemented to the date hereof (including, but not limited to by an Addendum No. 1 dated 5 April 2013) (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5133 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 4 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Lacerta Marine S.A.

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
LACERTA MARINE S.A.	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 4 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 9

PRO-FORMA S-5134 NOVATION AGREEMENT

S-5134 NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	DRACONIS MARITIME CO. S.A., a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 5 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 14 December 2012 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S-5134 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Addendum No. 1 dated 5 April 2013, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars eight million, seven hundred and twenty five thousand only (US$8,725,000).

(C)	By a letter of guarantee no. 1372100021345179 dated 8 April 2013 (“Letter of Guarantee”) issued by Woori Bank (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE  1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. 1372100021345179

We refer to:-

(1)	the shipbuilding contract dated 14 December 2012 as amended and supplemented by an Addendum No. 1 dated 5 April 2013 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Draconis Maritime Co. S.A. (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-5134) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 5 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. 1372100021345179 dated 8 April 2013 (“Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Woori Bank

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S-5134 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)
38,970,000	1,000,000 (paid)	4,625,000	4,625,000	20,995,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Woori Bank

[●] 2014

Dear Sirs

Letter of Guarantee number 1372100021345179 dated 8 April 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 14 December 2012 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves as amended and supplemented to the date hereof (including, but not limited to by an Addendum No. 1 dated 5 April 2013) (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5134 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SSP 5 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Draconis Maritime Co. S.A.

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
DRACONIS MARITIME CO. S.A.	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 5 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 10

PRO-FORMA S-5135 NOVATION AGREEMENT

S-5135  NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SPP SHIPBULDING CO., LTD., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (“Builder”);

(2)	POLARIS SHIPHOLDING CORP., a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Buyer”); and

(3)	SPP 6 LLC, a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Buyer”)

(the Builder, the Original Buyer and the New Buyer together referred to as “Parties” or individually as a “Party”).

WHEREAS

(A)	By a shipbuilding contract dated 14 December 2012 between (1) the Builder and (2) the Original Buyer, the Builder has agreed to design, construct, launch, equip and complete for the Original Buyer, and the Original Buyer has agreed to purchase, one (1) 50,300 DWT product oil/chemical tanker more fully described in Article I thereof with Builder’s Hull No. S-5135 (“Vessel”) at the Builder’s shipyard in Korea upon the terms and conditions set out therein (as amended and supplemented by an Addendum No. 1 dated 5 April 2013, and including the Specifications, “Original Contract”), a copy of which is attached at Schedule 9.

(B)	The Original Buyer has paid to the Builder the first instalment of the Contract Price under the Original Contract totalling United States Dollars eight million, seven hundred and twenty five thousand only (US$8,725,000).

(C)	By a letter of guarantee no. M42401303XD00018 dated 12 March 2013 (as amended by an amendment dated 17 April 2013, “Letter of Guarantee”) issued by Shinhan Bank (“Refund Guarantor”), a copy of which is attached at Schedule 10, in favour of the Original Buyer, the Refund Guarantor has guaranteed the refund by the Builder of the pre-delivery instalments paid and to be paid by the Original Buyer to the Builder under the Original Contract on the terms and conditions set out therein.

(D)	The Original Buyer and the New Buyer have agreed that the rights and obligations of the Original Buyer under the Original Contract shall be assumed by the New Buyer and the rights under the Letter of Guarantee shall be assigned and transferred to the New Buyer and have requested the Builder to agree to this in accordance with Article XIII of the Contract.

(E)	This Deed sets out the terms and conditions upon which the New Buyer, with the consent of the Builder, shall be substituted for the Original Buyer as the buyer of the Vessel under the Original Contract and upon which the Letter of Guarantee shall be assigned and transferred to the New Buyer.

IT IS AGREED as follows:

1.	DEFINITIONS

(a)	In this Deed (including in the Recitals):

“Consultant” means Seaquest Marine Project Management Limited;

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3;

“Initial Extras” means the agreed extras to the Original Contract as set out in Schedule 4 Part A and the cost of which is incorporated within the Contract Price (as such term is defined in Article II.1 of the Original Contract) and a copy of the full text of which is attached at Schedule 7 (“Full Text of Initial Extras”);

“Long Stop date” means 28 March 2014;

“Novated Contract” means the Original Contract as novated by this Deed;

“Overall Agreement” means the agreement dated [●] 2014 between, inter alios, the New Buyer and the Old Buyer in relation to, inter alia, the novation of the Original Contract;

“Payment Schedule” means the summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract as set out at Schedule 5;

“Plan Approval Extras” means the plan approval extras as set out in Schedule 4 Part B agreed between the Original Buyer and the Builder up to the Effective Time and a copy of the full text of which is attached at Schedule 8 (“Full Text of Plan Approval Extras”);

“Plan Approval Extras Cost” means the cost as agreed between the Original Buyer and the Builder for the Plan Approval Extras to become due and payable to the Builder at the time of delivery of the Vessel under the Original Contract;

“Specifications” means the Builder's Full Specifications with reference number 50CTFS02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTFS02-SPP12123” in the Original

Contract is incorrect), the Comment Reply Table with reference number 50CTCT02-12123 dated 11 December 2012, the General Arrangement Plan reference number 50CTGA02-12123 dated 11 December 2012, the Accommodation Arrangement Plan with reference number 50CTAA02-12123 dated 11 December 2012 (it being agreed and acknowledged between the Parties that reference to “50CTGA02-12123” in the Original Contract is incorrect)and the Manufacturer's List with reference number 50CTML02-12123 dated 11 December 2012;

“Supervision Agreement” means the contract for the supervision of the construction of, inter alia, the Vessel dated 27 March 2013 (as amended and supplemented by an Addendum No.1 dated 14 August 2013, an Addendum No.2 dated 17 December 2013, an Addendum No. 3 dated 14 January 2014 and an Addendum No. 4 dated 14 January 2014) among, inter alios, the Consultant and the Original Buyer (represented by Metrostar Management Corp.);

“Supervision Novation Agreement” means the novation agreement entered into or to be entered into among, inter alios, the Original Buyer, the New Buyer and the Consultant in respect of the Supervision Agreement on or about the date of this Deed; and

“Supplemental Letter” means the letter, supplemental to the Letter of Guarantee, to be issued by the Refund Guarantor to the New Buyer, substantially in the form set out in Schedule 2 hereto.

2.	ORIGINAL BUYER’S REPRESENTATIONS AND WARRANTIES

(a)	The Original Buyer represents and warrants to each of the other Parties that:

(i)	the Original Buyer is duly incorporated under the laws of the Republic of Liberia and has power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Original Buyer and do not contravene any applicable law, regulation or order binding on the Original Buyer or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Original Buyer of the Original Contract and this Deed nor the consummation of any of the transactions by the Original Buyer contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of the Original Buyer;

(v)	the Original Buyer's rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(vi)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vii)	as far as the Original Buyer is aware, there are no disputes outstanding between the Original Buyer and the Builder under the Original Contract, nor is the Original Buyer aware of any unremedied defaults by the Builder under the Original Contract; and

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract.

(b)	The Original Buyer represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee; and

(ii)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim against the New Buyer and/or the Hull in respect of the Plan Approval Extras Costs.

3.	BUILDER’S REPRESENTATIONS AND WARRANTIES

(a)	The Builder represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate:

(i)	the Builder is duly incorporated with limited liability under the laws of the Republic of Korea and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(ii)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Builder and do not contravene any applicable law, regulation or order binding on the Builder or any of its assets or its constitutional documents;

(iii)	neither the execution, delivery and performance by the Builder of the Original Contract and this Deed nor the consummation of any of the transactions by the Builder contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(iv)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Builder;

(v)	the copy of the Original Contract and the copy of the Letter of Guarantee attached to this Deed is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder save for the Initial Extras and the Plan Approval Extras;

(vi)	so far as the Builder is aware, there are no disputes outstanding between the Builder and the Original Buyer under the Original Contract, nor is the Builder aware of any unremedied defaults by the Original Buyer under the Original Contract;

(vii)	on the date of this Deed there is no claim by the Builder for a postponement of the Delivery Date including, but not limited to, by reason of modifications under Article V of the Original Contract or force majeure under Article VIII of the Original Contract;

(viii)	the Payment Schedule provides a true and complete summary of the payment obligations (and the status of payments by the Original Buyer) under the Original Contract; and

(ix)	the New Buyer shall not in any event be liable for the payment of the Plan Approval Extras Costs and the Builder shall have no claim and shall make no claim and shall take no action against the New Buyer and/or the Hull, including but not limited to delaying delivery of the Hull for any reason related to payment in respect of the Plan Approval Extras Costs.

(b)	The Builder represents and warrants to the New Buyer that:

(i)	any and all payments made by the Original Buyer to the Builder pursuant pursuant to the Original Contract have complied in all respects with the terms and conditions of the Original Contract and the Letter of Guarantee;

(ii)	the Initial Extras and the Initial Extras Costs are correct and complete and the Initial Extras Costs are included in the Contract Price (as defined in Article II.1 of the Shipbuilding Contract) for the Vessel;

(iii)	the Plan Approval Extras and the Plan Approval Extras Costs are correct and complete; and

(iv)	the Payment Schedule is a correct and complete summary of the payment obligations and the status of payments by the Original Buyer under the Original Contract.

4.	NEW BUYER’S REPRESENTATIONS AND WARRANTIES

The New Buyer represents and warrants to each of the other Parties that:

(a)	the New Buyer is duly incorporated with limited liability under the laws of the Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of the New Buyer and do not contravene any applicable law, order or regulation binding on the New Buyer or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the New Buyer of this Deed or the Novated Contract, nor the consummation of any of the transactions by the New Buyer contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of the New Buyer and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of the New Buyer.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Buyer shall be and is hereby substituted in the place of the Original Buyer as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Buyer was named therein as the “BUYER” instead of the Original Buyer.

(b)	The New Buyer hereby agrees with the Builder that, as and with effect from the Effective Time, the New Buyer shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by it or by virtue of the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(c)	The Builder hereby agrees with the New Buyer that, as and with effect from the Effective Time, the Builder shall be bound by the Original Contract in all respects as if the New Buyer was (and had at all times been) named in the Original Contract as the “BUYER” instead of the Original Buyer.

(d)	The Builder and the Original Buyer hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the building of the Vessel and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Builder and the Original Buyer will be extinguished from the Effective Time.

(e)	Upon and with effect from the Effective Time the Original Buyer unconditionally, with full title guarantee, assigns and transfers absolutely all of its right, title and interest in the Letter of Guarantee to the New Buyer.

(f)	Promptly after the execution of this Deed the Original Buyer shall give notice (whether by personal delivery or by fax or by SWIFT (or equivalent authenticated message) in substantially the form set out in Schedule 6 (Notice of Assignment) to the Refund Guarantor (with a copy to the New Buyer) of the assignment and transfer of the Letter of Guarantee on the terms set out in this Deed and shall use all reasonable endeavours to procure that the Refund Guarantor shall promptly after receipt of such notice execute the Supplemental Letter or (as the case may be) issue the Supplemental Letter and send the same to the New Buyer (whether by fax or by SWIFT (or equivalent authenticated message).

6.	CONDITIONS

(a)	The provisions of Clauses 5 and 7 shall be conditional upon and shall only take effect upon receipt by the Parties of executed copies of the Effective Time Notice.

(b)	If the above condition has not been met by the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	PAYMENT

The consideration for the novation shall be paid by the New Buyer to the Old Buyer in accordance with the terms of the Overall Agreement,

8.	AMENDMENTS TO THE ORIGINAL CONTRACT

(a)	As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 1 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Buyer as the “BUYER” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

(b)	The Parties hereby acknowledge that the Consultant shall remain the supervisor or supervisors to be the ‘Supervisors’ of the New Buyer under Article IV.2 of the Original Contract and the Supervision Agreement shall be novated by the Original Buyer to the New Buyer in accordance with the terms of the Supervision Novation Agreement.

9.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

10.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

11.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

12.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with Article XII.2 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Article XVII – replace the paragraphs starting from “To the BUYER:” until “commercial@metrofin.gr” and replace with:

To the BUYER:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:	Randi C. Lesnick at Jones Day.

Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com

StephenMackin@eversheds.com

SCHEDULE 2

SUPPLEMENTAL LETTER

To:	SPP 7 LLC

33 Benedict Place

2nd Floor

Greenwich

CRT06830

United States of America

Attn:	Craig H. Stevenson Jr.

[●] 2014

Dear Sirs

LETTER OF GUARANTEE NO. M42401303XD00018

We refer to:-

(1)	the shipbuilding contract dated 14 December 2012 (“Contract”) made between (1) SPP Shipbuilding Co., Ltd. (“Builder”) as builder and (2) Polaris Shipholding Corp. (“Original Buyer”) as buyer pursuant to which the Builder agreed to design, launch, outfit and complete for the Original Buyer one (1) 50,300 DWT product oil/chemical tanker (Builder’s Hull No. S-5135) upon the terms and conditions set out therein;

(2)	the deed of novation dated [●] 2014 (“Deed of Novation”) made between (1) the Builder, (2) SPP 6 LLC (“New Buyer”) and (3) the Original Buyer pursuant to which the parties thereto have agreed to novate certain rights and obligations of such parties under the Contract upon the terms and subject to the conditions set out therein to the effect that the Original Buyer shall be substituted as buyer under the Contract by the New Buyer; and

(3)	the letter of guarantee no. M42401303XD00018 dated 12 March 2013 (as amended by an amendment date 17 April 2013, “Letter of Guarantee”) issued by us in favour of the Original Buyer in respect of the Builder’s obligations and liabilities under the Contract and the assignment of the Letter of Guarantee by the Original Buyer in favour of the New Buyer as provided in the Deed of Novation.

We hereby confirm that we have received prior written notice of the assignment in accordance with the terms and conditions of the Letter of Guarantee and that we have received written notice of the assignment of the Letter of Guarantee with effect from the Effective Time (as defined in the Deed of Novation) from the Original Buyer, reviewed the terms of the Deed of Novation, and consent to the novation of the Contract on the terms and conditions set out in the Deed of Novation and agree that:

(a)	the Letter of Guarantee and our obligations thereunder shall remain and continue in full force and effect notwithstanding the said novation of the Contract;

(b)	with effect as from the Effective Time (as defined in the Deed of Novation) the New Buyer shall be and is hereby substituted in place of the Original Buyer as the “Buyer” in the Letter of Guarantee and the Letter of Guarantee shall henceforth be construed and treated, and we shall be bound by the Letter of Guarantee, in all respects as if the New Buyer was the “Buyer” instead of the Original Buyer;

(c)	with effect as from the Effective Time (as defined in the Deed of Novation), references in the Letter of Guarantee to the “Contract” shall henceforth be references to the Contract as novated and amended by the Deed of Novation and as from time to time hereafter amended and shall also be deemed to include the Deed of Novation and the obligations of the New Buyer thereunder; and

(d)	with effect as from the Effective Time (as defined in the Deed of Novation), the Letter of Guarantee (as amended and supplemented by this Supplemental Letter) shall be a guarantee of, and we hereby guarantee, the obligations of the Builder on the terms and conditions set out in the Letter of Guarantee (as amended and supplemented).

Subject to the foregoing, all other terms and conditions contained in the Letter of Guarantee shall remain in full force and effect.

We further confirm that if for whatever reason the novation of the Contract does not become effective in accordance with the terms and provisions of the Deed of Novation, our obligations under the Letter of Guarantee shall remain and continue in full force and effect notwithstanding any such non-effectiveness of the novation under the Deed of Novation.

Yours faithfully

For and on behalf of

Shinhan Bank

By:

Name:

Title:

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:	Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of

METROSTAR MANAGEMENT CORP.

and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of

DIAMOND S SHIPPING GROUP INC.

and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of

SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of

SEAQUEST MARINE PROJECT MANAGEMENT LIMITED

SCHEDULE 4

PART A – INITIAL EXTRAS

(1)	(2)
Initial Extras	Initial Extras Cost
Extra Yard Payment. Ref. No. 50CTCT01-121-23. Nov 14, 2012	US$1,843,000
Extra Cost to Yard. Dec 11, 2012	US$470,000

PART B – PLAN APPROVAL EXTRAS

(1)	(2)
Plan Approval Extras	Plan Approval Costs
Hull No. S-5135 Extra Credit Cost Items List. Date 02/01/2014 Extra Makers List Selection. May 20, 2013	US$202,104

SCHEDULE 5

PAYMENT SCHEDULE

Contract Price and Terms of Payments under Article II of the Original Contract
Contract Price	1st Payment	Steel Cutting	Keel Laying	Delivery
(USD)	(USD)	(USD)	(USD)	(USD)
38,970,000	1,000,000 (paid)	4,625,000	4,625,000	20,995,000

SCHEDULE 6

NOTICE OF ASSIGNMENT

[form of notice to REFUND GUARANTOR]

To:  Shinhan Bank

[●] 2014

Dear Sirs

Letter of Guarantee number M42401303XD00018 dated 12 March 2013 as amended by an amendment dated 17 April 2013 (the “Refund Guarantee”)

We refer to the Refund Guarantee issued by you to ourselves in connection with the shipbuilding contract dated 14 December 2012 between SPP Shipbuilding Co., Ltd., a company organised and existing under the laws of the Republic of Korea with its registered office at #1988, Chojeon-ri, Sanam-myeon, Sacheon-si, Gyeongsangnam-do, Korea (the “Builder”) and ourselves as amended and supplemented to the date hereof (including, but not limited to by an Addendum No. 1 dated 5 April 2013) (the “Contract”) pursuant to which the Builder agreed to design, construct and deliver, and we agreed to purchase and take delivery of one 50,300 DWT Product Oil/Chemical Tanker with Builder’s Hull No. S-5135 (the “Vessel”) subject to and upon the terms and conditions therein contained.

We now hereby notify you that by a novation agreement dated [●] 2014 (the “Novation Agreement”), in respect of the Contract we have novated and in respect of the Refund Guarantee we have assigned with effect as from the Effective Time as defined in the Novation Agreement to SPP 6 LLC (the “New Buyer”) absolutely all interests and rights which now or at any later time we have under, in or in connection with the Contract and the Refund Guarantee including, but not limited to:

(1)	the right to cancel, reject, rescind or terminate the Contract under Article X or otherwise;

(2)	the right to demand and receive the refund of instalments of the Contract Price of the Vessel (as such term is defined in the Contract, which expression has the same meaning in this notice) payable by the Builder thereunder following lawful termination of the Contract by the New Buyer); and

(3)	the right to demand and to receive all payments under or in connection with the Refund Guarantee.

We hereby notify you that:

(a)	we may not further assign or charge any of our rights under the Refund Guarantee,

(b)	all our rights, powers, authorities, discretions and remedies now and hereafter under and in connection with the Refund Guarantee are vested absolutely in the New Buyer and shall be exercisable and enforceable by the New Buyer alone. In particular, but without limiting this, without the prior written consent of the New Buyer:

(i)	no amendment or variation of the Refund Guarantee may be made,

(ii)	the Refund Guarantee may not be released or cancelled or terminated by us,

(iii)	no breach by you of your obligations under the Refund Guarantee can be waived, and

(iv)	no release, waiver, suspension or subordination may be given of any rights, powers, authorities, discretions or remedies as are specified in this paragraph (b) above.

We request you to issue to the New Buyer an acknowledgement of receipt of this notice in the attached form.

We irrevocably undertake not to give any instructions or send any communications which would be in any way be inconsistent with the terms of your letter to the New Buyer; and you are irrevocably instructed to disregard any instruction or communication which you or the New Buyer consider to be inconsistent with the terms of that letter.

A copy of this letter is being sent to the New Buyer.

Yours faithfully

for and on behalf of
Polaris Shipholding Corp.

Attachment to Notice of Assignment

[Supplemental Letter]

SCHEDULE 7

FULL TEXT OF INITIAL EXTRAS

SCHEDULE 8

FULL TEXT OF PLAN APPROVAL EXTRAS

SCHEDULE 9

ORIGINAL CONTRACT

SCHEDULE 10

LETTER OF GUARANTEE

EXECUTION PAGE

Executed and delivered as a deed by	)
SPP SHIPBUILDING CO., LTD.	)
Acting by )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
POLARIS SHIPHOLDING CORP.	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 6 LLC	)
acting by - )

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 11

PRO-FORMA SUPERVISION NOVATION AGREEMENT

PRO-FORMA SUPER VISION NOVATION AGREEMENT

THIS DEED is made on [●] 2014

AMONG:

(1)	SEAQUEST MARINE PROJECT MANAGEMENT LTD., a company organised and existing under the laws of Hong Kong with its principal office at 21AB, Lockhart Centre, 301-307 Lockhart Road, Hong Kong (“Consultant”); and

(2)	THE COMPANIES LISTED IN PART A OF SCHEDULE 1 HERETO, each a company organised and existing under the laws of the Republic of Liberia with its registered office at 80 Broad Street, Monrovia, Republic of Liberia (“Original Owners” and each an “Original Owner”); and

(3)	THE COMPANIES LISTED IN PART B OF SCHEDULE 1 HERETO, each a company organised and existing under the laws of the Republic of the Marshall Islands with its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands, MH 96960 (“New Owners” and each a “New Owner”).

(the Consultant, the Original Owners and the New Owners together referred to as “ Parties” or individually as a “Party”).

WHEREAS

(A)	By a contract for construction supervision dated 27 March 2013 between (1) the Original Owners (represented by Metrostar Management Corp.) and (2) the Consultant (as amended and supplemented by Addendum No. 1 dated 14 August 2013, Addendum No. 2 dated 17 December 2013, Addendum No. 3 dated 14 January 2014 and Addendum No. 4 dated 14 January 2014, “Original Contract”), the Consultant has agreed to provide supervision services to the Original Owners in relation to the construction of ten 50,300 DWT product oil/chemical tankers as set out against the name of the relevant Original Owner in Schedule 1, Part A (“Vessels”) at the shipyard of SPP Shipbuilding Co., Ltd.’s (“Builder”) shipyard in Korea upon the terms and conditions set out therein.

(B)	By an overall agreement dated [●] 2014, among inter alios the Original Owners and the New Owners, the Original Owners and the New Owners have agreed, inter alia, that the Shipbuilding Contracts (as such term is defined in the Original Contract) be novated to the New Owners in accordance with the terms and conditions set out therein (as amended and supplemented, “Overall Agreement”).

(C)	The Original Owners and the New Owners have agreed that the rights and obligations of the Original Owners under the Original Contract shall be assumed by the New Owners and have requested the Consultant to agree to this.

(D)	This Deed sets out the terms and conditions upon which the New Owners, with the consent of the Consultant, shall be substituted for the Original Owners as the owners of the Vessels (as set out against the name of the relevant New Owners in Schedule 1, Part B) under the Original Contract.

IT IS AGREED as follows:

1.	DEFINITIONS

In this Deed (including in the Recitals):

“Effective Time” means the date and time stated to be the “Effective Time” in the Effective Time Notice;

“Effective Time Notice” means a written notice executed by the Parties in the form and on the terms of Schedule 3 hereto;

“Longstop Date” means 28 March 2014; and

“Novated Contract” means the Original Contract as novated by this Deed;

2.	ORIGINAL OWNERS’ REPRESENTATIONS AND WARRANTIES

Each of the Original Owners represents and warrants to each of the other Parties that:

(a)	it is duly incorporated with limited liability under the laws of the Republic of Liberia and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(b)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on its part and do not contravene any applicable law, regulation or order binding on it or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by it of the Original Contract and this Deed nor the consummation of any of the transactions by it contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(d)	the Original Contract and this Deed constitute or will, upon execution, constitute valid, legally binding and enforceable obligations of such Original Owner;

(e)	its rights under the Original Contract are not subject to any mortgage, charge (whether fixed of floating), pledge, lien, hypothecation, assignment, security interest or other encumbrance securing any obligation of any person;

(f)	the copy of the Original Contract delivered by the Original Owners to the New Owners is a true and complete copy of the original of such document and there have been no amendments or variations thereof thereunder; and

(g)	so far as the Original Owner is aware, there are no disputes outstanding between the Original Owners (or any of them) and the Consultant under the Original Contract, nor is the Original Owner aware of any unremedied defaults by the Consultant under the Original Contract.

3.	CONSULTANT’S REPRESENTATIONS AND WARRANTIES

The Consultant represents and warrants to each of the other Parties that the following statements are, at the date hereof, true and accurate –

(a)	the Consultant is duly incorporated with limited liability under the laws of Hong Kong and has full power and authority to enter into and perform its obligations under this Deed and to consummate the transactions contemplated by the Original Contract and this Deed;

(b)	the execution, delivery and performance of the Original Contract and this Deed and the consummation of the transactions contemplated by the Original Contract and this Deed have been duly authorised by all necessary corporate action on the part of the Consultant and do not contravene any applicable law, regulation or order binding on the Consultant or any of its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by the Consultant of the Original Contract and this Deed nor the consummation of any of the transactions by the Consultant contemplated by the Original Contract and this Deed, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect;

(d)	the Original Contract and this Deed constitute or will, upon execution, constitute legal, valid binding and enforceable obligations of the Consultant; and

(e)	so far as the Consultant is aware, there are no disputes outstanding between the Consultant and the Original Owners (or any of them) under the Original Contract, nor is the Consultant aware of any unremedied defaults by the Original Owners (or any of them) under the Original Contract.

4.	NEW OWNERS’ REPRESENTATIONS AND WARRANTIES

Each of the New Owners represents and warrants to each of the other Parties that:

(a)	it is duly incorporated with limited liability under the laws of Republic of the Marshall Islands and has full power and authority to enter into and perform its obligations under this Deed and the Novated Contract and to consummate the transactions contemplated by this Deed and the Novated Contract;

(b)	the execution, delivery and performance of this Deed and the consummation of the transactions contemplated by this Deed and the Novated Contract have been duly authorised by all necessary corporate action on the part of such New Owner and do not contravene any applicable law, order or regulation binding on such New Owner or any or its assets or its constitutional documents;

(c)	neither the execution, delivery and performance by such New Owner of this Deed or the Novated Contract, nor the consummation of any of the transactions by such New Owner contemplated by this Deed or the Novated Contract, require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any governmental authority or agency, except such as have been obtained and are in full force and effect; and

(d)	this Deed constitutes legal, valid and binding obligations of such New Owner and the Novated Contract will constitute (as and with effect from the Effective Time) legal, valid and binding obligations of such New Owner.

5.	NOVATION

(a)	The Parties hereby agree that, with effect from the Effective Time, the New Owners shall be and are hereby substituted in the place of the Original Owners as a party to the Original Contract and that the Original Contract shall henceforth be construed and treated in all respects as if the New Owners were named therein as the “Owners” instead of the Original Owners.

(b)	Each New Owner hereby agrees with the Consultant that, as and with effect from the Effective Time, the New Owners shall duly and punctually perform and discharge all liabilities and/or obligations whatsoever from time to time to be performed or discharged by them or by virtue of the Original Contract in all respects as if the New Owners were (and had at all times been) named in the Original Contract as “Owners” instead of the Original Owners.

(c)	The Consultant hereby agrees with the New Owners that, as and with effect from the Effective Time, the Consultant shall be bound by the Original Contract in all respects as if the New Owners were (and had at all times been) named in the Original Contract as “Owners” instead of the Original Owners.

(d)	The Consultant and the Original Owners hereby, as and with effect from the Effective Time, mutually release and discharge each other from all liabilities, obligations, claims and demands whatsoever touching or concerning the Original Contract or arising out of or in connection with the supervision of the construction of the Vessels (or any of them) and in respect of anything done or omitted to be done under or in connection therewith and any such liabilities, obligations, claims and demands by each of the Consultant and the Original Owners will be extinguished as and with effect from the Effective Time.

(e)	The Original Owners shall be liable for all payments under the Original Contract prior to the Effective Time. The New Owners shall be liable for all payments under the Original Contract from the date of the Effective Time.

6.	EFFECTIVENESS

This Deed shall become effective upon the time and date set out in the Effective Time Notice. In the event that the Effective Time Notice is not executed by the Parties on or before the Longstop Date or such later period as may be agreed between the Parties, this Deed shall become null and void and none of the Parties shall have any claim against or liability to the others.

7.	AMENDMENTS TO THE ORIGINAL CONTRACT

As and with effect from the Effective Time, the Original Contract shall be amended and supplemented in accordance with the terms of Schedule 2 hereto but, subject to the terms and conditions of this Deed and save for the substitution of the New Owners as the “Owners” under the Original Contract, the Original Contract shall remain valid, binding and in full force and effect.

8.	COUNTERPARTS

This Deed may be entered into in the form of counterparts executed by one or more of the Parties and provided all the Parties shall so execute this Deed, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument.

9.	AMENDMENTS TO THIS DEED

This Deed may be amended only by an instrument in writing signed by all of the Parties.

10.	WAIVER

Any waiver of any right, power or privilege by any of the Parties shall be in writing signed by such Party. No failure or delay by any Party to exercise any right, power or privilege under this Deed shall operate as waiver of that right, power or privilege nor shall any single or partial exercise of that right, power or privilege preclude any further exercise of that right, power or privilege. The right and remedies provided in this Deed are cumulative and not exclusive of any rights and remedies provided by law.

11.	LAW AND ARBITRATION

(a)	This Deed (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with English law.

(b)	Any dispute between the Parties or any of them as to any matter arising out of or in connection with this Deed shall be settled by arbitration in London, England in accordance with clause 11 of the Original Contract.

(c)	No term of this Deed is enforceable under the terms of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a Party.

IN WITNESS WHEREOF the Parties have caused this Deed to be duly executed by their duly authorized officers and/or attorney-in-fact on the date and year first above written.

SCHEDULE 1

PART A

Original Owners

Owner	Vessel

Alsafi Navigation Co.	S5130

Pavonis Marine Limited	S5131

Taygeta Corporation	S5132

Lacerta Maritime S.A.	S5133

Draconis Maritime Co., S.A.	S5134

Polaris Shipholding Corp.	S5135

Carina Shipping & Trading S.A.	S1177

Signus Trading Co., Ltd.	S1178

Lyra Maritime Company	S1183

Vulpecula Shipping Company	S1184

PART B

New Owners

Owner	Vessel

SPP 7 LLC	S1177

SPP 8 LLC	S1178

SPP 9 LLC	S1183

SPP 10 LLC	S1184

SPP 1 LLC	S5130

SPP 2 LLC	S5131

SPP 3 LLC	S5132

SPP 4 LLC	S5133

SPP 5 LLC	S5134

SPP 6 LLC	S5135

SCHEDULE 2

AMENDMENTS

As and with effect from the Effective Time the Original Contract shall be amended as follows:

(1)	All references to “this Contract” shall be construed as meaning the Original Contract as novated and amended and/or supplemented by this Deed.

(2)	Clause 15 – replace the paragraph starting from “For the Owners” until “tech@metrostar.gr” and replace with:

For the Owners:

Address:	33 Benedict Place

2nd Floor.

Greenwich,

CT 06830

United States of America

Email:	management@diamondsshipping.com

Attention:	Craig H. Stevenson Jr., CEO.

Copy to:

Randi C. Lesnick at Jones Day.
Email: rclesnick@jonesday.com

and

Jessica Maitra and Stephen Mackin at Eversheds.

Email: JessicaMaitra@eversheds.com
StephenMackin@eversheds.com

SCHEDULE 3

FORM OF EFFECTIVE TIME NOTICE

To:                        Diamond S Shipping Group Inc. (“DSM”) for and on behalf of themselves and the New Buyers (as defined below))

Metrostar Management Corp. (“Metrostar”) for and on behalf of themselves and the Original Buyers (as defined below)

SPP Shipbuilding Co., Ltd (“Builder”)

SeaQuest Marine Project Management Limited (“SeaQuest”)

Export-Import Bank of Korea

Kookmin Bank

Shinhan Bank

Woori Bank

Carina Shipping & Trading S.A., (“Carina”)

Signus Trading Co. Ltd., (“Signus”)

Lyra Maritime Company, (“Lyra”)

Vulpecula Shipping Company, (“Vulpecula”)

Alsafi Navigation Co., (“Alsafi”)

Pavonis Marine Limited, (“Pavonis”)

Taygeta Corporation, (“Taygeta”)

Lacerta Marine S.A., (“Lacerta”)

Draconis Maritime Co. S.A. , (“Draconis”)

Polaris Shipholding Corp., (“Polaris”)

(Carina, Signus, Lyra, Vulpecula, Alsafi, Pavonis, Taygeta, Lacerta, Draconis and Polaris, together the “Original Buyers”).

SPP 1 LLC (“SPP 1”)

SPP 2 LLC (“SPP 2”)

SPP 3 LLC (“SPP 3”)

SPP 4 LLC (“SPP 4”)

SPP 5 LLC (“SPP 5”)

SPP 6 LLC (“SPP 6”)

SPP 7 LLC (“SPP 7”)

SPP 8 LLC (“SPP 8”)

SPP 9 LLC (“SPP 9”)

SPP 10 LLC (“SPP 10”)

(SPP 1, SPP 2, SPP 3, SPP 4, SPP 5, SPP 6, SPP 7, SPP 8, SPP 9, SPP 10, together the “New Buyers”)

We refer to:

1.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1177 Novation”) among the Builder, Carina (as the original buyer) and SPP 7 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Carina for the vessel with the Builder’s Hull No. S-1177.

2.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1178 Novation”) among the Builder, Signus (as the original buyer) and SPP 8 (as the new buyer) in respect of the shipbuilding contract dated 2 August 2013 (as amended and supplemented to the date hereof) between the Builder and Signus for the vessel with the Builder’s Hull No. S-1178.

3.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1183 Novation”) among the Builder, Lyra (as the original buyer) and SPP 9 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Lyra for the vessel with the Builder’s Hull No. S-1183.

4.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-1184 Novation”) among the Builder, Vulpecula (as the original buyer) and SPP 10 (as the new buyer) in respect of the shipbuilding contract dated 17 October 2013 (as amended and supplemented to the date hereof) between the Builder and Vulpecula for the vessel with the Builder’s Hull No. S-1184.

5.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5130 Novation”) among the Builder, Alsafi (as the original buyer) and SPP 1 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Alsafi for the vessel with the Builder’s Hull No. S-5130.

6.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5131 Novation”) among the Builder, Pavonis (as the original buyer) and SPP 2 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Pavonis for the vessel with the Builder’s Hull No. S-5131.

7.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5132 Novation”) among the Builder, Taygeta (as the original buyer) and SPP 3 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Taygeta for the vessel with the Builder’s Hull No. S-5132.

8.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5133 Novation”) among the Builder, Lacerta (as the original buyer) and SPP 4 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Lacerta for the vessel with the Builder’s Hull No. S-5133.

9.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5134 Novation”) among the Builder, Draconis (as the original buyer) and SPP 5 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Draconis for the vessel with the Builder’s Hull No. S-5134.

10.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “S-5135 Novation”) among the Builder, Polaris (as the original buyer) and SPP 6 (as the new buyer) in respect of the shipbuilding contract dated 14 December 2012 (as amended and supplemented to the date hereof) between the Builder and Polaris for the vessel with the Builder’s Hull No. S-5135.

11.	The novation agreement dated [●] 2014 (as amended and supplemented to the date hereof the “Supervision Novation”) among the Original Buyers, the New Buyers and SeaQuest in respect of the agreement for the supervision of the construction of certain vessels under construction by the Builder dated 27 March 2013 (as amended and supplemented to the date hereof, including, but not limited to, by an addendum no.1 dated 14 August 2013, an addendum no.2 dated 17 December 2013, an addendum no.3 dated 14 January 2014 and an addendum no.4 dated 14 January 2014) between the Original Buyers and SeaQuest.

(the S-1177 Novation, the S-1178 Novation, the S-1183 Novation, S-1184 Novation, the S-5130 Novation, the S-5131 Novation, the S-5132 Novation, the S-5133 Novation, the S-5134 Novation and the S-5135 Novation, and the Supervision Novation together the “Novations”).

We hereby acknowledge and confirm that the Effective Time for the purposes of each of the Novations shall be [●] [London] time on [●] 2014.

This notice may be entered into in the form of counterparts executed by one or more of the signatories and provided all the signatories shall so execute this notice, each of the executed counterparts, when duly exchanged or delivered, shall be deemed to be an original but, taken together, they shall constitute one instrument. A signed copy received by fax or as a “.pdf” file shall be deemed to be an original.

Signed by:

For and on behalf of
METROSTAR MANAGEMENT CORP.
and the ORIGINAL BUYERS (as defined above)

Signed by:

For and on behalf of
DIAMOND S SHIPPING GROUP INC.
and the NEW BUYERS (as defined above)

Signed by:

For and on behalf of
SPP SHIPBUILDING CO., LTD.

Signed by:

For and on behalf of
SEAQUEST MARINE PROJECT
MANAGEMENT LIMITED

EXECUTION PAGE

Executed and delivered as a deed by	)
ALSAFI NAVIGATION CO.	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
PAVONIS MARINE LIMITED	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
TAYGETA CORPORATION	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
LACERTA MARITIME S.A.	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
DRACONIS MARITIME CO., S.A.	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
CARINA SHIPPING & TRADING S.A.	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SIGNUS TRADING CO., LTD.	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
LYRA MARITIME COMPANY	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
VULPECULA SHIPPING COMPANY	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
POLARIS SHIPHOLDING CORP.	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SEAQUEST MARINE PROJECT	)
MANAGEMENT LIMITED	)
and affixed with its Common Seal	)
and signed by its Director	)

Common Seal

Name of Director

Signature of Director

Executed and delivered as a deed by	)
SPP 1 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 2 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 3 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 4 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 5 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 6 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 7 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 8 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 9 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

Executed and delivered as a deed by	)
SPP 10 LLC	)
acting by -)

Name:

Title:

Witnessed by:

Name:

Title:

ANNEX 12

“BUYERS’ SUPPLIED ITEMS” LIST

003	Buyer’s supply

The Buyer’s supply items shall be delivered to the Builder’s yard on the Buyer’s account at the time designated by the Builder to meet the Builder’s construction schedule. For this purpose the Builder shall give the Buyer sufficient advance notice for the items required to be arrived at the Builder’s yard.

The Builder shall be responsible for storing and handling of the Buyer’s supply items after arrival to the Builder’s yard and shall install and/or store those items to the Vessel.

The Buyer shall furnish the plans, instruction books, test reports and test certificates, etc., if any, required by the Buyer’s supply items to the Builder in time for installation work.

The supervision fees related to final adjustment, inspection and certifications of the Buyer’s supply items shall be paid by the Buyer.

The Buyer’s supply will be such items as below.

-	Nautical instruments in excess of the Specifications
-	All charts, sailing books and flags
-	Copy machine, typewriters and stationeries etc.
-	All bedding and linen (blankets, sheets, pillow, etc.) except mattresses and bed cover
-	All Napery
-	All cook’s and steward’s utensils
-	All chandlery
-	Decorative pictures and paintings
-	Gymnasium equipment in excess of the Specifications
-	All entertainment equipment in excess of the Specifications
-	Medicines, medical and surgical instruments and sterilizers
-	Steel wires and mooring lines in excess of the Specifications
-	Portable hoses and cleaning devices
-	All Cargo hoses
-	Portable tank cleaning machines
-	Portable gas freeing fan
-	Consumable stores
-	Operating fuel oil and lubricating oil for all machinery and water, except consumed quantities before delivery of the Vessel (The supplier of L.O. must be decided before keel laying of the Vessel by the Buyer.)
-	Test kits for boiler water, fuel oil and lubricating oil

0 - 4

-	Chemical compounds for the treatment of feed water and cooling fresh water
-	Bosun’s and carpenter’s inventory in excess of Specifications
-	Such items as described “Buyer’s supply” in the Specifications
-	Fireman’s outfits and portable fire fitting equipment in excess of the requirement of Classification Society and Authority
-	Suez canal search light
-	Additional equipment required by the Authority in excess of the Specifications
-	All other spare, store and equipment over and above the Rule requirements and the Specifications
-	Garbage management plan according to MARPOL 73/78
-	Shipboard marine pollution emergency plan (SMPEP)
-	International Ship Security Certificate (ISSC) and preparation of Ship Security Plan (SSP) covering the requirement of ISPS code except followings which shall be provided by the Builder.
•	Automatic Identification System (AIS)
•	Ship’s Identification number (IMO number)
-	Tool locker supplied by Buyer and installed by Builder.
(Detail location & size shall be informed by Buyer during detail design stage and cost adjustment to be discussed during detail design stage.)

004	Identification of equipment

All units of equipment shall be identified by name and, in case of multiple units, by name and numeral.

Allocation of numerals shall be as follows;

Starboard side	:	No.1	Port side	:	No.2
Forward	:	No.1	Aft	:	No.2
Upper	:	No.1	Lower	:	No.2

0 - 5

ANNEX 13

“MAKERS LIST”

Final General Status of Maker's Selection for S-5130/1/2/3/4/5 + 4 Options

2013-05-20

No.	Equipment	Manufacturer	The Builder's Proposed Maker	The Owner's preferred Maker	Final Selected Maker	Agreed Owner's Extra Cost	Remarks
1	PAINT	IPK(LICENSEE) SIGMA(LICENSEE) JOTUN(LICENSEE) KCC CHUGOKU(LICENSEE)			JOTUN		
2	STEERING GEAR	HATLAPA FLUTEK-KAWASAKI YOOWON			FLUTEK-KAWASAKI		
3	DECK MACHINERY	PUSNES ROLLS-ROYCE ORIENTAL FLUTEK-KAWASAKI SPP-MANABE MIRAE			PUSNES		
4	EMERGENCY TOWING SYSTEM	TANKTECH SEJIN SPP MACHINE TECH			SPP MACHINE TECH		
5	PROVISION CRANE	SPP MACHINE TECH.			SPP MACHINE TECH		
6	HOSE HANDLING CRANE & E/R CRANE	SPP MACHINE TECH.			SPP MACHINE TECH		
7	LIFE BOAT	HYUNDAI FASSMER-MARLAND BEIHAI ORIENTAL NORSAFE			BEIHAI		
8	LIFE RAFT	SAMGONG RFD VIKING			RFD		
9	FIXED CO2 SYSTEM	NK SEAPLUS FAIN			FAIN		
10	DECK FOAM SYSTEM	NK SEAPLUS FAIN			FAIN		
11	LOOSE F.F. EQUIP.	NK SEAPLUS FAIN			FAIN		
12	E/R LOCAL FIRE FIGHTING SYSTEM	TANKTECH NK FAIN			FAIN		
13	VACUUM SYSTEM	JETS EVAC			EVAC		
14	SEWAGE TREATMENT PLANT	ILSEUNG EVAC JOWA-KOREA			ILSEUNG		
15	GALLEY/LAUNDRY EQUIPMENT	METOS LOIPART (ELECTROLUX) SAMJOO ALUMINOX			METOS		
16	REFRIGERATING PLANT FOR PROVISION	HI-AIR KOREA MIBOO NAMIREI			HI-AIR KOREA		
17	AIR-CON. PLANT	HI-AIR KOREA MIBOO NAMIREI			HI-AIR KOREA		
18	VENT FAN	HI-AIR KOREA DAEYANG			DAEYANG		
19	CARGO/BALLAST PUMP	FRANK MOHN			FRANK MOHN		
20	CARGO VALVE (BUTTERFLY TYPE)	ACE KEYSTONE			ACE		
21	INERT GAS GENERATOR	SPP MACHINE TECH- KASHIWA AALBORG MARITIME PROTECTION HAMWORTHY KANGRIM			HAMWORTHY		

SPP Shipbuilding Co., Ltd

No.	Equipment	Manufacturer	The Builder's Proposed Maker	The Owner's preferred Maker	Final Selected Maker	Agreed Owner's Extra Cost	Remarks
22	TANK CLEANING M/C	SCANJET POLAR MARINE TANKTECH			SCANJET		
23	P/V VALVE	TANKTECH SEWON PRES VAC			PRES VAC	USD8,560/ship	
24	CARGO/SLOP TANK LEVEL GAUGE (RADAR BEAM TYPE)	KONGSBERG SKARPENORD HANLA PANASIA EMERSON MUSSASINO			MUSSASINO	USD15,771/ship	
25	BALLAST TANK LEVEL/DRAFT GAUGE	HANLA PANASIA HOPPE MUSSASINO			PANASIA		
26	OIL DISCHARGING MONITOR	VAF SEIL-SERES JOWA KOREA			VAF		
27	VALVE REMOTE CONTROL SYSTEM	SCANA EMERSON MARINE KOREA SEIL-SERES HANLA IMS			SCANA	USD4,000/ship	
28	MAIN ENGINE	MAN B&W (LICENSEE) (HHI/DOOSAN/STX)			HHI		
29-A	PROPELLER AND SHAFTING A. PROPELLER & SHAFTING	SILLA HHI HAEYANG DSSW			HAEYANG		
29-B	PROPELLER AND SHAFTING B. STERN TUBE BUSH, STERN TUBE SEAL, INTER SHAFT BEARING	KOBELCO BLOHM & VOSS WARTSILA			WARTSILA		
30	AUX. BOILER/COMPOSITE. BOILER	SPP MACHINE TECH KANGRIM AALBORG MIURA			KANGRIM		
31	EMERGENCY GENERATOR	STX NORDHAVN GPC			STX		
32	DIESEL GENERATOR ENGINE	YANMAR MAN B&W (LICENSEE) HHI HIMSEN			HHI HIMSEN		
33	ALTERNATOR	HHI TAIYO NISHISHIBA			HHI		
34	ENGINE ROOM PUMP A. CENTRIFUGAL	TAIKO KIKAI NANIWA SHIN SHIN HYOSUNG AZQUE SHINKO			SHINKO	USD29,751/ship	
	ENGINE ROOM PUMP B. GEAR/SCREW	TAIKO KIKAI NANIWA IMO			IMO		
35	AIR COMPRESSOR (MAIN & DECK SERVICE)	SAUER & SOHN SPERRE/TMC DONGHWA PNEUTEC			SAUER & SOHN		
36	PURIFIER	SAMGONG ALFA-LAVAL WESTFALIA			WESTFALIA	USD3,210/ship	
37	FRESH WATER GENERATOR	DONGHWA SASAKURA ILSEUNG ALFA-LAVAL MIURA WESTFALIA			SASAKURA	USD7,139/ship	
38	BILGE SEPERATOR	GEORIM JOWA-KOREA POSEIDON WESTFALIA			JOWA KOREA	USD3,576/ship	
39	INCINERATOR	HYUNDAI-ATLAS TEAMTEC MIURA			HYUNDAI-ATLAS		
40	AUTO FILTER F.O & L.O	BOLL & KIRCH ALFA-LAVAL(MOATTI) FILTREX			ALFA-LAVAL		

SPP Shipbuilding Co., Ltd.
Page(s):2/3

No.	Equipment	Manufacturer	The Builder's Proposed Maker	The Owner's preferred Maker	Final Selected Maker	Agreed Owner's Extra Cost	Remarks
41	PLATE TYPE COOLER	LHE APV-KOREA ALFA-LAVAL MYTEC GEA			**GEA**	**USD6,238/ship**	
42	M/E REMOTE CONTROL SYSTEM	KONGSBERG NABTESCO SAM			**NABTESCO**		
43	E/R MONITORING SYSTEM	KONGSBERG SAMSUNG SAM KTE HHI			**SAMSUNG**		
44	SWITCH BOARD & DIST. BOARD AND CONTROL CONSOLE	KTE HHI SAMSUNG H.M.E			**H.M.E**		with DEIF PPM3 PMS
45	FIRE DETECTION SYS.	CONSILIUM AUTRONICA			**AUTRONICA**		
46	NAUTICAL EQUIPMENT	JRC FURUNO			**FURUNO**		
47	VOYAGE DATA RECORDER/AIS	JRC FURUNO CONSILIUM (VDR ONLY)			**FURUNO**		
48	AUTO PILOT/GYRO COMPASS	YOKOGAWA TOKYO KEIKI			**YOKOGAWA**		
49	WIRELESS EQUIPMENT & GMDSS	JRC FURUNO			**FURUNO**		
50	INTER-COMMUNICATION SYSTEM	HANSHIN MRC			**HANSHIN**		
51	LOADING COMPUTER	TECHMARINE HANLA MECA			**MECA**		
52	BALLAST WATER TREATMENT SYSTEM (BWTS)	TECHCROSS PANASIA NK			**NK**		
ADD	LIFE BOAT DAVITS	SPP MACHINE TECH ORIENTAL			**SPP MACHINE TECH**		
ADD	F.O SUPPLY UNIT	PSE WESTFALIA ALFA LAVAL			**ALFA LAVAL**	**USD22,429/ship**	
			AGREED TOTAL EXTRA COST			**USD100,674/ship**	

For and on behalf of the Buyer

Mr. Theodoros Pavlidis - Technical Director
METROSTAR MANAGEMENT CORP.

Theodore Pavlidis
Technical Director

For and on behalf of the Builder

5/20.

Mr. Hun Tae Song - General Manager
SPP SHIPBUILDING CO.,LTD.

SPP Shipbuilding Co., Ltd.

Page(s):3/3

ANNEX 14

OUTSTANDING DUE DILIGENCE ITEMS

1.	Metrostar shall provide to DSM in a form and substance acceptable to DSM (such acceptance not to be unreasonably delayed or withheld), supporting documentary evidence signed by Metrostar and the Builder, which evidences such agreed Plan Approval Extras Costs that are not evidenced within the documents attached at Schedule 10 of this Agreement. The Parties acknowledge that the documents attached at Schedule 10 of this Agreement do not evidence the agreed Plan Approval Extras Costs for the amounts (per Hull) set out in the below table.

Hull No.	“Outstanding” Plan Approval Extras Costs (USD)

Hull No. S-1177	US$101,430

Hull No. S-1178	US$101,430

Hull No. S-1183	US$101,430

Hull No. S-1184	US$101,430

Hull No. S-5130	US$118,430

Hull No. S-5131	US$101,430

Hull No. S-5132	US$101,430

Hull No. S-5133	US$101,430

Hull No. S-5134	US$101,430

Hull No. S-5135	US$101,430

EXECUTION PAGE

Signed by: Gerasimos Roumantzas (Director/President)

/s/ Gerasimos Roumantzas

For and on behalf of
METROSTAR MANAGEMENT CORP.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
ALSAFI NAVIGATION CO.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
CARINA SHIPPING & TRADING S.A.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
DRACONIS MARITIME CO. S.A.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
LACERTA MARINE S.A.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
LYRA MARITIME COMPANY

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
PAVONIS MARINE LIMITED

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
POLARIS SHIPHOLDING CORP.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
SIGNUS TRADING CO. LTD.

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
VULPECULA SHIPPING COMPANY

Signed by: Michael Kougellis (Authorised Signatory)

/s/ Michael Kougellis

For and on behalf of
TAYGETA CORPORATION

Signed by:

For and on behalf of
DIAMOND S SHIPPING GROUP, INC.

Signed by:

For and on behalf of
PAVONIS MARINE LIMITED

Signed by:

For and on behalf of
POLARIS SHIPHOLDING CORP.

Signed by:

For and on behalf of
SIGNUS TRADING CO. LTD.

Signed by:

For and on behalf of
VULPECULA SHIPPING COMPANY

Signed by:

For and on behalf of
TAYGETA CORPORATION

Signed by: Craig H. Stevenson Jr. President & CEO

/s/ Craig H. Stevenson Jr.

For and on behalf of
DIAMOND S SHIPPING GROUP, INC.

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and behalf of
SPP 1 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 2 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 3 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 4 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 5 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 6 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 7 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 8 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 9 LLC

Signed by: Craig H. Stevenson Jr.

/s/ Craig H. Stevenson Jr.

For and on behalf of
SPP 10 LLC